As filed with the Securities and Exchange Commission on April 29, 2020

Securities Act File No. 033-79858

Investment Company Act File No. 811-08544

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 94	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 95	☒

FPA FUNDS TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, PRESIDENT

FPA FUNDS TRUST

11601 WILSHIRE BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANCISCO, CA 94104

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [ ] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on December 31, 2018 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FPA Crescent Fund

PROSPECTUS

FPA Crescent Fund (FPACX) seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund's portfolio managers employ a strategy of selectively investing across a company's capital structure in a combination of equity and debt securities that they believe have the potential to increase in market value, seeking to achieve rates of return with less risk than the broad U.S. equity indices.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 2020

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (https://fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA CRESCENT FUND
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

1

FUND SUMMARY

Investment Objective

The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses (Before Short Sale Dividend and Interest Expenses)	0.07%
Total Expenses (Before Short Sale Dividend and Interest Expenses)	1.07%
Expense Reimbursement(1)	0.02%
Total Operating Expenses Before Short Sale Dividend and Interest Expenses	1.05%
Short sale dividend and interest expenses	0.16%
Total Annual Fund Operating Expenses	1.21%

(1)  First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.05% of the average net assets of the Fund, excluding short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2021. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

2

Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The one-year figure is based on total annual Fund operating expenses after expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$123	$388	$674	$1,487

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

To pursue the Fund's investment objective, the Fund's portfolio managers ("portfolio managers") invest in both equity and debt securities of companies. The Fund's portfolio managers believe that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. The portfolio managers invest primarily in equity securities and the balance of the Fund's portfolio in debt securities, cash and cash equivalents. The Fund has no limit on the amount of assets it may invest in non-U.S. securities. The decision to invest in a non-U.S. security will be based on the portfolio managers' fundamental security analysis. In addition, the Fund may sell securities short, and the portfolio managers may employ a short selling strategy for a portion of the Fund.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. The Fund may invest in a variety of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The portfolio managers look for large and small companies that it believes to have excellent future prospects that are undervalued by the securities markets. The portfolio managers believe that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The portfolio managers also search for companies that offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the portfolio managers may look for investments that trade at a substantial discount to the portfolio managers' determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The portfolio managers attempt to determine a company's absolute value using fundamental security analysis, which they believe generally provides them

3

with a thorough view of a company's financial and business characteristics. As a part of their process, the portfolio managers may:

•  Review stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•  Communicate directly with company management, suppliers, and customers.

•  Use their judgment to define the company's future potential, financial strength and competitive position.

The portfolio managers generally seek to sell an equity investment when they believe that the company's value has been fully reflected in a higher valuation by the market or when a negative fundamental development occurs in the company or its industry that the portfolio managers believe could significantly impact future earnings growth.

A debt security is an interest-bearing security that companies or governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the debt security is due and payable). The Fund may invest in debt securities issued by companies, the U.S. government and its agencies; mortgage-backed and asset-backed securities (i.e. securities that are backed by pools of loans or mortgages assembled for sale to investors); municipal notes and bonds; and commercial paper and certificates of deposit.

The portfolio managers invest in debt securities seeking to provide the Fund with a reliable and recurring stream of income, while seeking to preserve its capital. The Fund may also invest in debt securities rated below investment grade ("high yield bonds" or "junk bonds"). The Fund has the ability to invest up to 65% of its total assets in debt securities, although it will generally invest a greater percentage of its portfolio in equity securities than debt securities.

The portfolio managers select debt securities by using an approach that is similar to the approach they use to select equity securities and by trying to forecast current interest rate trends. The portfolio managers generally employ a defensive interest rate strategy, which means they seek to keep the average maturity of the debt-securities portion of the Fund to 10 years or less, by investing at different points along the yield curve. The portfolio managers also continually consider yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value at any given time.

The portfolio managers may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

4

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse

5

economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that

6

the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative indices.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage

7

Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Because of these and other risks, you could lose money by investing in the Fund.

8

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of two broad-based securities market indexes. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issuers and is considered a measure of large capitalization stock performance. The MSCI All Country World Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The S&P 500, MSCI All Country World and 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Bond indexes are included as broad-based comparisons to the capitalization characteristics of the Fund's portfolio. The CPI is included as comparison of the Fund's results to inflation.

To obtain updated monthly performance information, please visit the Fund's website at www.fpa.com/funds or call (800) 982-4372.

The Fund's highest/lowest quarterly results during this time period were:

Highest  10.80%  (Quarter ended 3/31/2019)

Lowest  -10.52%  (Quarter ended 12/31/2018)

9

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Ten Years
Before Taxes	20.02%	5.78%	8.17%
After Taxes on Distributions(1)	18.71%	4.41%	6.94%
After Taxes on Distributions and Sale of Fund Shares(1)	12.75%	4.34%	6.39%
S&P 500 (reflects no deductions for fees, expenses or taxes)	31.49%	11.70%	13.56%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	26.60%	8.41%	8.79%
60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	22.18%	8.37%	9.77%
Consumer Price Index (reflects no deductions for fees, expenses or taxes)	2.26%	1.81%	1.75%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Managers

Steven Romick has been a portfolio manager of the Fund since its inception on June 2, 1993. Mark Landecker and Brian Selmo have been portfolio managers of the Fund since June 2, 2013.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Eligible investors can use the Account Application for initial purchases.

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain

10

circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

11

Details about the Fund

INVESTMENT OBJECTIVE

The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund's Board of Trustees (the "Board") may change the Fund's investment objective without shareholder approval upon 90 days' written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio managers invest in both equity and debt securities of companies. The portfolio managers believe that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. The portfolio managers invest primarily in equity securities and the balance of the Fund's portfolio in debt securities, cash and cash equivalents. The Fund has no limit on the amount of assets it may invest in non-U.S. securities. The decision to invest in a non-U.S. security will be based on the portfolio managers' fundamental security analysis. In addition, the Fund may sell securities short, and the portfolio managers may employ a short selling strategy for a portion of the Fund.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. The Fund may invest in a variety of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The portfolio managers look for large and small companies that it believes to have excellent future prospects that are undervalued by the securities markets. The portfolio managers believe that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The portfolio managers also search for companies that offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the portfolio managers may look for investments that trade at a substantial discount to the portfolio managers' determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The portfolio managers attempt to determine a company's absolute value using fundamental security analysis, which they believe generally provides them with a thorough view of a company's financial and business characteristics. As a part of their process, the portfolio managers may:

•  Review stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•  Communicate directly with company management, suppliers, and customers.

12

•  Use their judgment to define the company's future potential, financial strength and competitive position.

The portfolio managers generally seek to sell an equity investment when they believe that the company's value has been fully reflected in a higher valuation by the market or when a negative fundamental development occurs in the company or its industry that the portfolio managers believe could significantly impact future earnings growth.

A debt security is an interest-bearing security that companies or governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the debt security is due and payable). The Fund may invest in debt securities issued by companies, the U.S. government and its agencies; mortgage-backed and asset-backed securities (i.e. securities that are backed by pools of loans or mortgages assembled for sale to investors); municipal notes and bonds; and commercial paper and certificates of deposit.

The portfolio managers invest in debt securities seeking to provide the Fund with a reliable and recurring stream of income, while seeking to preserve its capital. The Fund may also invest in debt securities rated below investment grade ("high yield bonds" or "junk bonds"). The Fund has the ability to invest up to 65% of its total assets in debt securities, although it will generally invest a greater percentage of its portfolio in equity securities than debt securities.

The portfolio managers select debt securities by using an approach that is similar to the approach they use to select equity securities and by trying to forecast current interest rate trends. The portfolio managers generally employ a defensive interest rate strategy, which means they seek to keep the average maturity of the debt-securities portion of the Fund to 10 years or less, by investing at different points along the yield curve. The portfolio managers also continually consider yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value at any given time.

The portfolio managers may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio managers generally invest the Fund's assets in common stocks and other securities of international and U.S. companies and debt securities, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

13

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

U.S. Government Securities. The U.S. government sector includes fixed-income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as

14

CMOs, commercial-mortgage backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and single- and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund's portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers' appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or "call" the security before its maturity.

Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its total assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio managers believe that pursuing the Fund's investment objective will subject the Fund to a significant risk of loss. When the portfolio managers pursue a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The portfolio managers' emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

15

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative

16

impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

ARM Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps". Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer's ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value

17

calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

18

•  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness.

•  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures.

•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global

19

Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative indices.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market

20

and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments under certain circumstances. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

21

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS, are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund's yield.

Mortgage-related securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams ("tranches") with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only ("IOs") or principal-only ("POs"). These securities are frequently referred to as "stripped securities" and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, including CMBS and RMBS, and in particular those not backed by a government guarantee, are subject to credit risk, i.e. the likelihood that an issuer will default on the payment of principal and/or interest on a security. CMBS and RMBS investments that are backed by mortgages given to borrowers considered to be higher risk borrowers generally include one or more aggressive mortgage terms, such as a high loan-to-value ratio. Such mortgages carry a higher degree of credit risk than other loans, and, therefore, a higher probability of default.

The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from

22

collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments. In addition, although not required, valuations of Fund holdings are ordinarily verified via a second pricing source. However, second source pricing may not be available with respect to certain CDOs in which the Fund invests as a result of a lack of readily available market quotations. In addition, there may be delays in the Fund's ability to invest in CDOs at desired levels as a result of the increased time necessary for the Adviser to resolve valuation and operational issues necessary to make these investments.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the portfolio managers' credit analysis than with respect to the Fund's investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager's evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high-yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is

23

no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio

24

turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

As a secondary matter, the Fund may invest in a wide range of other investments, including futures and other derivatives. The Fund may also employ investment practices that are not principal investment strategies and that this prospectus does not describe. For more information concerning the Fund's investment practices and its risks, see the SAI.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

25

Management of the Fund

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since March 1, 1996. The Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised, and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.

The total management fee rate paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 1.00%. In addition, as of April 1, 2020, the Adviser has contractually agreed to reimburse expenses in excess of 1.05% of the average daily net assets of the Fund, excluding short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2021.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's annual report dated December 31, 2019.

Portfolio Managers

Steven Romick has been a Portfolio Manager of the Fund since the Fund's inception on June 2, 1993. He has also been a Trustee of the Fund since 2002 and a Managing Partner of the Adviser since January 2010.

Mark Landecker has been a Portfolio Manager of the Fund since June 2, 2013. Mr. Landecker is currently a Partner of the Adviser since December 2013. Mr. Landecker was a Managing Director from January 2013-December 2013 and a Vice President from 2009-2012 of the Adviser.

Brian Selmo has been a Portfolio Manager since June 2, 2013. Mr. Selmo is currently a Partner of the Adviser since December 2013. Mr. Selmo was a Managing Director from January 2013 to December 2013 and a Vice President from 2008 to 2012 of the Adviser.

Messrs. Romick, Landecker and Selmo are primarily responsible for the day-to-day management of the Fund's portfolio.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

26

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Eligible investors can obtain an Account Application for initial investment. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity

27

of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to "odd-lot" fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later

28

deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law,

29

including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e., ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in "In-Kind Transactions," the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund's transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

30

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption. The 2% redemption fee may be waived for other reasons, as discussed in more detail in the SAI.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

31

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

32

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Capital Fund, Inc., FPA Flexible Fixed Income Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. The availability of shares of FPA Capital Fund, Inc. to new investors is limited, as described in the FPA Capital Fund, Inc. prospectus.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders. In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds or contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

33

In-Kind Transactions. Subject to procedures adopted by the Fund's Board and at the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash.

The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund's Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non- deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be

34

sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders

35

as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non- corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will

36

show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund's distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

37

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

38

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the years ended December 31, 2015, December 31, 2016, and December 31, 2017 has been audited by another independent registered public accounting firm. The information for the years ended December 31, 2018 and December 31, 2019 has been audited by Ernst & Young, LLP, whose report dated February 26, 2020, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended December 31
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$29.53	$34.69	$32.61	$31.06	$33.74
Income from investment operations:
Net investment income*	0.62	0.24	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investment securities	5.25	(2.78)	3.14	2.93	(0.89)
Total from investment operations	$5.87	$(2.54)	$3.37	$3.17	$(0.71)
Less distributions:
Dividends from net investment income	(0.80)	(0.21)	(0.34)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.77)	(2.41)	(0.95)	(1.34)	(1.66)
Total distributions	$(1.57)	$(2.62)	$(1.29)	$(1.63)	$(1.97)
Redemption fees	— **	— **	— **	0.01	— **
Net asset value at end of year	$33.83	$29.53	$34.69	$32.61	$31.06
Total investment return	20.02%	(7.43)%	10.39%	10.25%	(2.06)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$14,009,088	$13,707,240	$17,484,747	$16,555,035	$18,119,838
Ratio of expenses to average net assets:
Expenses	1.23%‡	1.18%‡	1.10%‡	1.09%‡	1.11%‡
Net investment income	1.90%	0.70%	0.66%	0.77%	0.53%
Portfolio turnover rate	23%	64%	18%	35%	48%

* Per share amount is based on average shares outstanding.

** Rounds to less than $0.01 per share.

‡ For the periods ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, the expense ratio includes short sale dividend expense equal to 0.16%, 0.11%, 0.03%, 0.02% and 0.02% of average net assets, respectively.

39

For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175 or
235 West Galena Street,
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to the Fund's Web Site at: https://www.fpa.com/funds

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LP
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Shareholder reports and other information about the Fund (including the SAI) are available without charge, upon request, by calling UMB Distribution Services, LLC and on the EDGAR database on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information, to request a free copy of any of the documents above, or to discuss any questions about the Fund, you may contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://www.fpa.com/funds.

Investment Company Act No. 811-08544

FPA Flexible Fixed Income Fund

PROSPECTUS

FPA Flexible Fixed Income Fund (FPFIX) seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation. The Fund's portfolio managers invest the Fund's assets primarily in a diversified portfolio of debt instruments, cash and cash equivalents.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 2020

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (https://fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA FLEXIBLE FIXED INCOME FUND
11601 Wilshire Boulevard, Suite1200
Los Angeles, California 90025 (310) 473-0225

1

FUND SUMMARY

Investment Objective

FPA Flexible Fixed Income Fund seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.01%
Expense Reimbursement(1)	0.62%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.39%

(1)  First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.39% of the average net assets of the Fund for the year ending December 31, 2020, in excess of 0.49% of the average net assets of the Fund for the year ending December 31, 2021, and in excess of 0.59% of the average net assets of the Fund for the year ending December 31, 2022. During the term of the current expense limit agreement, beginning January 1, 2020 and ending December 31, 2022, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning January 1, 2023, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

2

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures are based on total annual Fund operating expenses after expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$40	$259	$497	$1,180

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

Under normal circumstances, the Fund's portfolio managers ("portfolio managers") invest at least 80% of the value of its assets in a diversified portfolio of debt instruments. The debt instruments (bonds, debentures, notes, loans, convertible debt and other debt-related or fixed income instruments) will generally comprise the core of the Fund's portfolio, including, but not limited to the, following:

•  Debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called "junk" bonds), mortgage-backed pools, and supra-nationals; and/or

•  Structured debt instruments including, commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), whole loans, structured notes, and similar such issues; and

•  Privately placed debt instruments, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (Rule 144A Securities).

The Fund's 80% investment policy is a non-fundamental investment policy that may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval upon at least 60 days' notice to shareholders.

3

The portfolio managers may also invest opportunistically using other investments and/or strategies including, but not limited to:

•  Cash and cash equivalents;

•  Preferred shares, including convertible preferred securities;

•  Equity residuals of structured debt transactions;

•  Common shares, rights and warrants: (i) attached to securities purchased or held; and (ii) in connection with conversion, corporate restructuring and/or recapitalization;

•  Derivatives including forwards, options, futures, swaps, and others;

•  Exchange Traded Funds ("ETF" or "ETFs"), generally to replicate exposure that cannot otherwise be obtained through other investments or strategies;

•  Selling short investments including, selling short or creating short exposure through the use of derivatives and/or ETFs (including long ETFs that replicate short exposure), in each case for hedging purposes, or selling short investments that the portfolio expects to receive in a recapitalization, reorganization, or other exchange for securities the portfolio contemporaneously owns or has the right to obtain, and uncovered or naked short selling; and

•  Currency, primarily for hedging purposes.

The portfolio managers may also invest in cash equivalents, which may include publicly traded debt securities issued by the US Government or agencies of the US government, certificates of deposit, commercial paper, repurchase agreements, bankers' acceptance, and other similar short-term bonds. Cash equivalents shall generally have maturities of 13 months or less.

The Fund will follow the general investment limitations below:

The Fund may invest up to 75% of its total assets in securities rated less than "A" (or its equivalent) by a nationally recognized statistical rating organization ("NRSRO"). If the security is rated by more than one NRSRO, the lowest rating shall be utilized. "A" or equivalent includes the plus (+) or minus (-) within the rating category.

The Fund may invest up to 25% of its total assets in: (i) non-US dollar denominated securities of US and non-US issuers; and (ii) US dollar denominated securities of non-US issuers. An issuer is generally classified as non-US if it's domiciled outside of the US and derives a significant amount of its assets, revenues, or operating profits from non-US countries. Conversely, an issuer domiciled outside of the US is generally classified a US issuer if a significant amount of its assets, revenues, or operating profits is US based. Determination of whether an issuer is a non-US issuer is made by the portfolio managers in their discretion.

4

The Fund may invest up to 10% of its total assets in preferred shares, including convertible preferred shares.

The Fund may invest up to 5% of its total assets in derivatives, ETFs and currencies not used for hedging purposes and uncovered (naked) short positions. For the avoidance of doubt, options, futures, swaps, other derivatives, ETFs and securities sold short are excluded from the 5% limit to the extent such investments are used for hedging purposes to seek to minimize the impact of losses to one or more investments.

The portfolio managers expect to manage the portfolio such that the average duration remains positive and they will not borrow to enhance returns.

Principal Risks

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed-income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

5

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. High yield securities are generally subject to greater levels of credit, call and liquidity risks than higher-rated securities of similar maturity. In addition, such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS, are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired

6

results. The portfolio managers' opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the Fund's portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when FPA believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund. The sale of such investments may also be restricted under securities laws.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

7

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing the Fund's performance. Because the Fund commenced operations on December 31, 2018, the chart and the table only show the Fund's return for 1 calendar year compared with those of a broad-based securities market index and with a measure of the change in cost of living plus 200 basis points. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the

8

Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The CPI + 200 Basis Points index is created by adding 2% to the annual percentage change in the Consumer Price Index ("CPI"). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of the inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

To obtain updated monthly performance information, please visit the Fund's website at www.fpa.com/funds or call (800) 982-4372.

The Fund's highest/lowest quarterly results during this time period were:

Highest  1.57%  (Quarter ended 6/30/2019)

Lowest  0.42%  (Quarter ended 12/31/2019)

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year
Before Taxes	3.78%
After Taxes on Distributions(1)	2.76%
After Taxes on Distributions and Sale of Fund Shares(1)	2.23%
Bloomberg Barclays U.S. Universal Bond Index	9.29%
CPI + 200 Basis Points	4.35%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

9

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Managers

Thomas H. Atteberry, Vice President and portfolio manager of the Fund since December 31, 2018, and Partner of the Adviser (since October 2006). Mr. Atteberry has been Vice President and portfolio manager of the FPA New Income, Inc. since November 2004.

Abhijeet Patwardhan, Vice President and portfolio manager of the Fund since December 31, 2018, Partner of the Adviser (since January 2017) and Vice President and portfolio manager of FPA New Income, Inc. (since November 2015). Previously Mr. Patwardhan served as Managing Director of the Adviser from November 2015 to January 2017, Senior Vice President from January 2014 to November 2015 and as an analyst and Vice President from June 2010 to December 2013.

Messrs. Atteberry and Patwardhan are primarily responsible for the day-to-day management of the Fund's portfolio.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Eligible investors can use the Account Application for initial purchases.

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $100,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United

10

States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

11

Details about the Fund

INVESTMENT OBJECTIVE

FPA Flexible Fixed Income Fund seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund's portfolio managers invest at least 80% of the value of its assets in a diversified portfolio of debt instruments. The debt instruments (bonds, debentures, notes, loans, convertible debt and other debt-related or fixed income instruments) will generally comprise the core of the Fund's portfolio, including, but not limited, to the following:

•  Debt instruments issued by corporations, municipalities, governments, and their agencies and instrumentalities, including high yield bonds (sometimes called "junk" bonds), mortgage-backed pools, and supra-nationals; and/or

•  Structured debt instruments including, commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), whole loans, structured notes, and similar such issues; and

•  Privately placed debt instruments, including securities initially offered and sold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended (Rule 144A Securities).

The Fund's 80% investment policy is a non-fundamental investment policy that may be changed by the Board without shareholder approval upon at least 60 days' notice to shareholders.

The portfolio managers may also invest opportunistically using other investments and/or strategies including, but not limited to:

•  Cash and cash equivalents;

•  Preferred shares, including convertible preferred securities;

•  Equity residuals of structured debt transactions;

•  Common shares, rights and warrants: (i) attached to securities purchased or held; and (ii) in connection with conversion, corporate restructuring and/or recapitalization;

•  Derivatives including forwards, options, futures, swaps, and others;

12

•  Exchange Traded Funds ("ETF" or "ETFs"), generally to replicate exposure that cannot otherwise be obtained through other investments or strategies;

•  Selling short investments including, selling short or creating short exposure through the use of derivatives and/or ETFs (including long ETFs that replicate short exposure), in each case for hedging purposes, or selling short investments that the portfolio expects to receive in a recapitalization, reorganization, or other exchange for securities the portfolio contemporaneously owns or has the right to obtain, and uncovered or naked short selling; and

•  Currency, primarily for hedging purposes.

The portfolio managers may also invest in cash equivalents, which may include publicly traded debt securities issued by the US Government or agencies of the US government, certificates of deposit, commercial paper, repurchase agreements, bankers' acceptance, and other similar short-term bonds. Cash equivalents shall generally have maturities of 13 months or less.

The Fund will follow the general investment limitations below:

The Fund may invest up to 75% of its total assets in securities rated less than "A" (or its equivalent) by a nationally recognized statistical rating organization ("NRSRO"). If the security is rated by more than one NRSRO, the lowest rating shall be utilized. "A" or equivalent includes the plus (+) or minus (-) within the rating category.

The Fund may invest up to 25% of its total assets in: (i) non-US dollar denominated securities of US and non-US issuers; and (ii) US dollar denominated securities of non-US issuers. An issuer is generally classified as non-US if it's domiciled outside of the US and derives a significant amount of its assets, revenues, or operating profits from non-US countries. Conversely, an issuer domiciled outside of the US is generally classified a US issuer if a significant amount of its assets, revenues, or operating profits is US based. Determination of whether an issuer is a non-US issuer is made by the portfolio managers in their discretion.

The Fund may invest up to 10% of its total assets in preferred shares, including convertible preferred shares.

The Fund may invest up to 5% of its total assets in derivatives, ETFs and currencies not used for hedging purposes and uncovered (naked) short positions. For the avoidance of doubt, options, futures, swaps, other derivatives, ETFs and securities sold short are excluded from the 5% limit to the extent such investments are used for hedging purposes to seek to minimize the impact of losses to one or more investments.

The portfolio managers expect to manage the portfolio such that the average duration remains positive and they will not borrow to enhance returns.

13

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio managers generally invest the Fund's assets in a diversified portfolio of debt securities, cash and cash equivalents, including, but not limited to, the following securities:

U.S. Government Securities. The U.S. government sector includes fixed-income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as CMOs, CMBS, RMBS and single- and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

High Yield Securities. High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "high yield" or "junk" bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.

Stripped Securities. Some of the U.S. government and non-agency mortgage-pass through and mortgage-backed securities in which the Fund invests are "stripped securities" i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund's portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers' appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset-backed security.

14

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or "call" the security before its maturity.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly

15

volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Temporary Investments and Other Measures. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments, including cash or cash equivalents, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, during periods of significant shareholder redemptions or when adverse or unusual market, economic, political or other conditions exist. The Fund may take such portfolio positions for as long a period as deemed necessary. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. However, there can be no guarantee that a defensive strategy will be successful. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The portfolio managers' emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates.

16

Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the portfolio managers' credit analysis than with respect to the Fund's investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager's evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high-yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS, are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline,

17

borrowers may pay their mortgages sooner than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund's yield.

Mortgage-related securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams ("tranches") with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only ("IOs") or principal-only ("POs"). These securities are frequently referred to as "stripped securities" and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, including CMBS and RMBS, and in particular those not backed by a government guarantee, are subject to credit risk, i.e. the likelihood that an issuer will default on the payment of principal and/or interest on a security. CMBS and RMBS investments that are backed by mortgages given to borrowers considered to be higher risk borrowers generally include one or more aggressive mortgage terms, such as a high loan-to-value ratio. Such mortgages carry a higher degree of credit risk than other loans, and, therefore, a higher probability of default.

The Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments. In addition, although not required, valuations of Fund holdings are ordinarily verified via a second pricing source. However, second source pricing may not be available with respect to certain CDOs in which the Fund invests as a result of a lack of readily available market quotations. In addition, there may be delays in the Fund's ability to invest in CDOs at desired levels as a result of the increased time necessary for the Adviser to resolve valuation and operational issues necessary to make these investments.

18

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Risks Associated with Deep Discount Securities. The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called "Deep Discount Securities" and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when the portfolio managers believe that the issuer's financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. The portfolio managers will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Stripped Securities Risk. Stripped securities are more volatile than securities where the principal and interest payments have not been separated. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds because a change in interest rates may increase or decrease prepayments of principal. While the U.S. government or its agencies or instrumentalities may guarantee the full repayment of principal on stripped securities they issue, repayment of interest is generally guaranteed only while the underlying assets or pools of assets are outstanding. The market for stripped securities may be limited, which may make it difficult for the Fund to dispose of them quickly at an acceptable price.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer's ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies

19

are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A Securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when FPA believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund. The sale of such investments may also be restricted under securities laws.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage

20

Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Sovereign Debt Risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

21

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness.

•  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures.

•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

22

The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

ARM Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps". Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Investing in ETFs. Investments in ETFs entail certain risks. Investments in ETFs designed to track an index involve the risk that the ETF's performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized

23

Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a "premium") or below (at a "discount") NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. Shareholder redemptions may also cause the Fund to engage in "odd-lot" fixed income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue

24

to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's SAI.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

Management of the Fund

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since inception. The Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised, and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.

The total management fee rate paid by the Fund, as a percentage of average daily net assets, is 0.50%. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.39% of the average net assets of the Fund for the year ending December 31, 2020, in excess of 0.49% of the average net assets of the Fund for the year ending December 31, 2021, and in excess

25

of 0.59% of the average net assets of the Fund for the year ending December 31, 2022. During the term of the current expense limit agreement, beginning January 1, 2020 and ending December 31, 2022, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning January 1, 2023, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board or upon termination of the Advisory Agreement.

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Fund's annual report dated December 31, 2020.

Portfolio Managers

Thomas H. Atteberry is a Partner of the Adviser (since October 2006).

Abhijeet Patwardhan is a Partner (since January 2017) and a Director of Research (since April 2015) of the Adviser. Previously Mr. Patwardhan served as Managing Director of the Adviser from November 2015 to January 2017, Senior Vice President from January 2014 to November 2015 and as an analyst and Vice President from June 2010 to December 2013.

Messrs. Atteberry and Patwardhan are primarily responsible for the day-to-day management of the Fund's portfolio.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Eligible investors can obtain an Account Application for initial investment. The minimum initial investment is $100,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the

26

discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question

27

the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to "odd-lot" fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by

28

wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $100,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, the Fund has established different initial investment and subsequent investment minimums for retirement accounts and accounts established with a pre-authorized investment plan. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

29

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e. ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in "In-Kind Transactions," the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund's transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust

30

documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this

31

Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. The availability of shares of FPA Capital Fund, Inc. to new investors is limited, as described in the FPA Capital Fund, Inc. prospectus.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds or contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

32

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

In-Kind Transactions. Subject to procedures adopted by the Fund's Board and at the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash.

The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund's Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan. You may establish an account with a $2,500 minimum initial investment and the establishment of automatic monthly investments of at least $100 and the expressed intention to increase the investment to $100,000 within 18 months. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $5,000, which can be made directly to UMB Fund Services, Inc. However, no minimum investment amount is imposed for subsequent investments in retirement plans. UMB Fund Services, Inc. currently charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non- deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services,

33

LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

34

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes income dividends monthly and other distributions, if any, at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts. Given the Fund's investment strategies, it is not expected that a significant portion of the dividends paid by the Fund will be eligible to be designated as qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

35

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund's distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax

36

applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

37

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2019 has been audited by Ernst & Young LLP, whose report dated February 26, 2020 along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

Year Ended December 31, 2019
Per share operating performance:
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income*	0.28
Net realized and unrealized gain on investment securities	0.10
Total from investment operations	$0.38
Less distributions:
Dividends from net investment income	(0.25)
Net asset value at end of year	$10.13
Total investment return**	3.78%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.01%
After reimbursement from Adviser	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.11%
After reimbursement from Adviser	2.74%
Portfolio turnover rate	30%

* Per share amount is based on average shares outstanding.

** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

38

For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175 or
235 West Galena Street,
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to Web Site at: https://www.fpa.com/funds

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372 except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LP
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Shareholder reports and other information about the Fund (including the SAI) are available without charge, upon request, by calling UMB Distribution Services, LLC and on the EDGAR database on the Securities and Exchange Commission's ("SEC") Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information, to request a free copy of any of the documents above, or to discuss any questions about the Fund, you may contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://www.fpa.com/funds.

Investment Company Act No. 811-08544

FPA International Value Fund

PROSPECTUS

FPA International Value Fund (FPIVX) seeks above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund's portfolio manager seeks to accomplish this principally through selectively investing the Fund's assets in the equity securities of companies of all market capitalizations domiciled outside the United States.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 2020

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (https://fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA INTERNATIONAL VALUE FUND
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

FUND SUMMARY

Investment Objective

The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)(as a percentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Expense Reimbursement(1)	0.05%
Total Annual Fund Operating Expenses	1.29%

(1)  First Pacific Advisors, LP (the "Adviser" or "FPA"), the Fund's investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through April 30, 2021. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The one-year figure is based on total annual Fund operating expenses after expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$131	$420	$729	$1,608

2

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

The Fund primarily seeks to identify investment opportunities across international markets, including both developed and emerging countries. It typically invests in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The portfolio manager does not restrict potential investments by market capitalization and the Fund may invest in small-, mid, and large-capitalization companies.

The Fund typically invests in a small selection of companies the portfolio manager believes are high quality and financially strong, and that the portfolio manager believes have management teams that run the business well operationally and allocate capital in a way that builds share value over time. The portfolio manager seeks to invest in these companies when their stock prices are significantly less than the portfolio manager's estimate of their intrinsic values per share. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of the sum of all the free cash flows that can be generated by the business during its remaining life. The Fund may invest in a variety of types of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio manager believes reasonable business practices exist. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (which typically excludes the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments. The portfolio manager does not expect to invest more than 35% of the Fund's assets in securities of companies domiciled in emerging markets, however, the Fund's investments in emerging markets may exceed this amount depending on market opportunities. The Fund considers emerging markets to be markets located in countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. Given the Fund's broad investment universe, the portfolio manager expects to be able to deploy a large part of the Fund's assets under normal circumstances. However, the Fund will seek to remain true to its investment discipline at all times and in all market conditions, and may at time hold cash in lieu of equities if the portfolio manager cannot find sufficient investment opportunities that meet its key investment criteria. In addition, the portfolio manager may invest in depositary receipts, which are receipts that represent interests in non-U.S. securities that may be sponsored or unsponsored.

The portfolio manager believes that the Fund's investment goals are best achieved by taking a long-term approach. The portfolio manager considers himself an owner of businesses and believes the

3

intrinsic value of a business is not decided by what happens in a given quarter, but rather by what will happen over a multi-year period. However, the portfolio manager is also valuation-driven. As such, what ultimately dictates the Fund's holding period of any security is how much time it takes for the discount to fair value to unwind.

Key Investment Criteria. The portfolio manager expects to consider the following investment criteria, among others, under normal circumstances.

1.  Business Quality. The portfolio manager seeks to invest in businesses with high barriers to market entry, low threat of substitutes, sustainable competitive advantages, and power over customers as well as suppliers. The portfolio manager believes that such businesses can expand revenue over time, generate industry leading margins, realize high levels of free cash flow, and earn attractive returns on capital employed.

2.  Financial Strength. The portfolio manager considers the overall financial strength of businesses. The portfolio manager seeks to avoid companies with excessive leverage on their balance sheet relative to the free cash flow profile of the business. The portfolio manager believes that a strong balance sheet can help a company withstand temporary disruptions or adverse economic circumstances, and put it in a position to gain strength though challenging times.

3.  Strong Management. The portfolio manager seeks to invest in companies with shareholder-aligned management teams that have histories of both operational excellence and capital allocation that builds shareholder value.

4.  Low Absolute Valuation. The portfolio manager only makes investments when he believes the investment offers a high margin of safety, i.e., when the issuer's shares trade at a significant discount to the portfolio manager's estimate of their intrinsic value.

Given the portfolio manager's strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, and a benchmark-agnostic approach are all important aspects of the Fund's strategy. While there are thousands of publicly listed companies across international markets, the portfolio manager believes that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value, which leads the portfolio manager to run a concentrated portfolio. The portfolio manager's benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in.

The portfolio manager is cognizant of macro-economic factors, but centers his analyses around, and selects stocks based on, the fundamentals of the underlying businesses. The portfolio manager performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates, focusing on business fundamentals. The portfolio manager eschews businesses that do not lend themselves to appraisal. The portfolio manager uses research findings to estimate the intrinsic value of businesses.

The Fund's portfolio construction is the product of this research and valuation process. The portfolio manager selects companies that meet his qualitative investment criteria and in his view offer a significant

4

margin of safety. The portfolio manager ranks all portfolio securities according to the relative discount to his estimate of intrinsic value and usually allocates the largest portfolio weightings to those investments that he believes offer the greatest opportunity for appreciation. The portfolio manager believes that this approach allows his best ideas to have a meaningful impact on the Fund's performance.

The portfolio manager may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of intrinsic value; when the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or when the original investment thesis no longer holds.

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

5

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

6

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 and 5 calendar year and since-inception periods compare with those of a broad-based securities market index. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The MSCI All Country World (ACWI) ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio.

To obtain updated monthly performance information, please visit the Fund's website at www.fpa.com/funds or call (800) 982-4372.

7

The Fund's highest/lowest quarterly results during this time period were:

Highest  13.16%  (Quarter ended 3/31/2012)

Lowest  -10.23%  (Quarter ended 9/30/2015)

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Since Inception
Before Taxes	24.05%	7.51%	8.48%
After Taxes on Distributions(1)	22.35%	6.78%	7.79%
After Taxes on Distributions and Sale of Fund Shares(1)	14.68%	5.77%	6.63%
MSCI ACWI ex-USA Index (reflects no deductions for fees, expenses or taxes)	21.51%	5.51%	6.58%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Manager

Pierre O. Py has served as the Fund's portfolio manager since the Fund's inception in 2011.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by

8

telephone are only permitted if you previously established this option in your account. Eligible investors can use the Account Application for initial purchases.

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories ("United States"). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor's resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

9

Details about the Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide above average capital appreciation over the long term while attempting to minimize the risk of capital loss.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily seeks to identify investment opportunities across international markets, including both developed and emerging countries. It typically invests in equity securities of companies of all market capitalizations domiciled in jurisdictions outside of the United States. The portfolio manager does not restrict potential investments by market capitalization and the Fund may invest in small-, mid, and large-capitalization companies.

The Fund typically invests in a small selection of companies the portfolio manager believes are high quality and financially strong, and that the portfolio manager believes have management teams that run the business well operationally and allocate capital in a way that builds share value over time. The portfolio manager seeks to invest in these companies when their stock prices are significantly less than the portfolio manager's estimate of their intrinsic values per share. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of the sum of all the free cash flows that can be generated by the business during its remaining life. The Fund may invest in a variety of types of equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants.

The Fund's universe of potential investments primarily includes companies domiciled in jurisdictions where the portfolio manager believes reasonable business practices exist. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections. The Fund will primarily invest in companies domiciled in Continental Europe, Japan, the United Kingdom, emerging Asian markets, the Americas (which, typically excludes the United States), Australia and New Zealand, and developing EMEA (Europe, Middle East and Africa) countries. There are no geographic limits on the Fund's non-U.S. investments. The portfolio manager does not expect to invest more than 35% of the Fund's assets in securities of companies domiciled in emerging markets, however, the Fund's investments in emerging markets may exceed this amount depending on market opportunities. The Fund considers emerging markets to be markets located in countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. Given the Fund's broad investment universe, the portfolio manager expects to be able to deploy a large part of the Fund's assets under normal circumstances. However, the Fund will seek to remain true to its investment discipline at all times and in all market conditions, and may at time hold cash in lieu of equities if the portfolio manager cannot find sufficient investment opportunities that meet its key investment criteria. In addition, the portfolio manager may invest in depositary receipts, which are receipts that represent interests in non-U.S. securities that may be sponsored or unsponsored.

10

Key Investment Criteria

Business Quality. The portfolio manager believes a high quality business is one that is able to earn a high return on capital for sustained periods of time. While the Fund may invest in companies in a wide range of industries, the Fund seeks to invest in companies that have durably superior business fundamentals. The portfolio manager generally looks for industries and companies that have long-term staying power. The fundamentals the portfolio manager seeks are high barriers to market entry, low threat of product or service substitution, unique sustainable competitive advantages, power over customers as well as suppliers, and ultimately, pricing power. The portfolio manager believes that such businesses are able to expand revenues, generate industry leading operating profit margins, realize high levels of free cash flow, and earn superior returns on capital employed over time.

Financial Strength. In evaluating a potential investment candidate, the portfolio manager also considers overall financial strength. The portfolio manager seeks to avoid companies that expose their shareholders to a material risk of permanent capital loss with the use of excessive financial leverage. The Fund invests in companies whose balance sheets are conservatively managed and does not invest in companies with high levels of debt relative to the free cash flow they generate. The portfolio manager believes financial strength enhances a business' ability to endure temporary disruption or adverse economic circumstances. It ultimately puts the business in a position to benefit from market dislocations and to consistently gain strength through economic cycles. Such self-reinforcement can take many forms, including continuing investments to further enhance competitive positioning, opportunistic acquisitions, and buying back stock at significant discounts to intrinsic value in order to increase value per share. Value destruction, on the other hand, is often the result of excessive leverage, particularly when combined with unforeseen events.

Strong Management Teams. The portfolio manager seeks to invest in companies with shareholder-aligned management teams that in the portfolio manager's opinion not only run businesses well from an operational perspective but also display sound financial discipline and allocate capital in a way that causes shareholder value to build over time. Frequently these managers are large shareholders themselves and, thus, think and act as owners of the business. The portfolio manager believes such management teams generally do not engage in "strategic" merger and acquisition transactions with little regard for the high prices paid, but rather diligently allocate capital by comparing the relative returns of every investment opportunity, and only invest if an opportunity can deliver a return in excess of the company's cost of capital. In the absence of such attractive options to redeploy capital, the portfolio manager would expect these management teams to consider returning capital to shareholders through dividends and/or share repurchases.

Low Absolute Valuations. Buying with a margin of safety (i.e., at a discount to the portfolio manager's estimate of the issuer's intrinsic value) is paramount to the Fund's investment strategy. The portfolio manager believes inefficiencies exist in equity capital markets that provide attractive investment opportunities. Such investment opportunities can arise for example when companies are not followed by the market, are out of favor, or are fundamentally misunderstood. Similarly, the portfolio manager believes that structural shifts in markets, temporary disruptions, or changes in business models can drive temporary inefficiencies in the pricing of securities. A change in the company's scope of operations or in its management may also create a disconnect between a company's stock price and its intrinsic value. The portfolio manager believes that investing in securities at times when shares trade at discounts to intrinsic value enhances prospective returns while reducing investment risk.

11

Given the portfolio manager's strict investment criteria, a broad potential investment universe, a limited number of holdings in the portfolio, and a benchmark-agnostic approach are all important aspects of the Fund's strategy. While there are thousands of publicly listed companies in the world across international markets, the portfolio manager believes that only a limited number of them combine strong business fundamentals, financial strength, and shareholder-friendly management teams while trading at a significant discount to intrinsic value, which leads the portfolio manager to run a more concentrated portfolio. The portfolio manager's benchmark-agnostic approach focuses on whether an opportunity meets all of the investment criteria, rather than where the company is domiciled or which sector or industry it operates in.

Investment Process

The portfolio manager performs security selection on a bottom-up basis and conducts extensive research on individual investment candidates, focusing on business fundamentals. The portfolio manager seeks to understand the Fund's portfolio companies better than other market participants.

The portfolio manager devotes a significant amount of time to traveling and meeting with management teams and other key employees of potential portfolio companies to discuss operations, business strategy, and capital allocation. These trips also often include visiting company sites (including plants and retail outlets). The portfolio manager typically interviews competitors, suppliers, customers, and other relevant third parties. The portfolio manager analyzes a long history of annual reports, investor presentations, conference call transcripts, third-party research and other relevant publicly available materials for each targeted company, as well as other industry participants. Through this research process, the portfolio manager seeks to obtain an understanding of the value chain, market forces, and strategic dynamics applicable to a company. The portfolio manager uses his research findings and analytical work to estimate the intrinsic value of businesses.

The portfolio manager maintains a database to track companies meeting his qualitative investment criteria and actively monitors developments within these companies, patiently waiting for opportunities to invest at low prices.

The Fund's portfolio construction is the product of the research and valuation process described above. The portfolio manager selects companies that meet his qualitative investment criteria and, in his view, offer a sufficient margin of safety. The portfolio manager ranks all portfolio securities according to the relative discount to his estimate of intrinsic value. The portfolio manager usually allocates the largest portfolio weightings to those investments that he believes offer the greatest opportunity for appreciation. The portfolio manager believes that this approach allows his best ideas to have a meaningful impact on the Fund's performance.

The portfolio manager continuously monitors each portfolio company to ensure that the original investment thesis remains intact and that the intrinsic value advantage remains. All else being equal, the Fund embraces the opportunity to add to a position at lower prices based on the premise that as the price declines the potential for future price appreciation increases and the risk profile diminishes.

The portfolio manager may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

12

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio manager generally invests the Fund's assets in common stocks and other securities of international and U.S. companies, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio manager may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market,

13

political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its total assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio manager believes that pursuing the Fund's investment objective will subject the Fund to a significant risk of loss. When the portfolio manager pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The portfolio manager's emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate

14

income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Since the Fund principally invests in non-U.S. securities, it will be subject to risks not typically associated with domestic securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the

15

sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness.

•  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures.

•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country, region or financial market may adversely impact a different country, region or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited

16

securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall

17

markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may

18

continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

While the portfolio manager expects to invest the Fund's assets primarily in equity securities, including common and preferred stocks, as a secondary matter the Fund may invest in a wide range of investments, including debt securities (including convertible debentures, high quality bonds and high yield (so-called "junk") bonds), and futures and derivatives, which are described further below. The Fund may also invest in restricted securities and private placements (including those issued under Rule 144A) as well as illiquid securities. The Fund may also employ investment practices that are not principal investment strategies and that this prospectus does not describe. For more information concerning the Fund's investment practices and its risks, see the SAI.

Debt Securities. From time to time, the Fund may invest in select debt securities using a value-based approach and criteria similar to that discussed above under "Principal Investment Strategies." A debt security is an interest-bearing security that companies and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by non-U.S. and U.S. companies and governments.

Changes in interest rates are one of the most important factors that could affect the value of fixed income securities. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall and could reduce the value of the fixed income portion of the Fund's portfolio. Rising interest rates may also cause investors in mortgage-related and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at a lower price. Falling interest rates, however, generally cause investors in mortgage-related and asset-backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

19

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Low interest rates may pose heightened risks with respect to investments in debt securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on debt securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio manager.

Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair the Fund's ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk.

Debt securities have a stated maturity date by which the issuer must repay their principal amount. Some debt securities known as callable bonds may repay the principal earlier or after the stated maturity date. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a debt security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically viewed as more likely to pay interest and repay principal than an issuer of a non-investment grade or comparable unrated debt security. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity

20

more than changes in interest rates, when compared to investment- grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Shareholder redemptions may cause the Fund to engage in "odd-lot" fixed income transactions, which due to their small size may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

Management of the Fund

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since inception on December 1, 2011. The Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised, and

21

private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio manager, who is affiliated with the Adviser, selects investments for the Fund.

The total management fee rate paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 1.00%. In addition, as of May 1, 2020, the Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) through April 30, 2021.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's annual report dated December 31, 2019.

Portfolio Manager

Pierre O. Py has served as the Fund's Portfolio Manager since the Fund's inception in 2011. Mr. Py joined the Adviser as Vice President in September 2011 to January 2013 and has served as a Managing Director since January 2013. Mr. Py also serves as Co-Portfolio Manager of FPA Paramount Fund, Inc., an open-end investment company managed by the Adviser. Prior to joining the Adviser, Mr. Py was an International Research Analyst for Harris Associates from 2005 to 2010.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Eligible investors can obtain an Account Application for initial investment. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally

22

4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant

23

financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to "odd-lot" fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein,

24

no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e., ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has

25

cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in "In-Kind Transactions," the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund's transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

26

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

27

How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Capital Fund, Inc., FPA Crescent Fund, FPA Flexible Fixed Income Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. The availability of shares of FPA Capital Fund, Inc. to new investors is limited, as described in the FPA Capital Fund, Inc. prospectus.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://www.fpa.com/funds or contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

28

In-Kind Transactions. Subject to procedures adopted by the Fund's Board and at the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash.

The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund's Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non- deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account

29

Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

30

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non- corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

31

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund's distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax

32

advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any non-U.S. tax credit or deduction available for any non-U.S. taxes the Fund pays (subject to certain holding period and other requirements). There can be no assurance whether the Fund will file this election with respect to any particular taxable year. The consequences of such an election are discussed in more detail in the SAI.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the years ended December 31, 2015, December 31, 2016, and December 31, 2017 has been audited by another independent registered public accounting firm. The information for the years ended December 31, 2018 and December 31, 2019, has been audited by Ernst & Young LLP, whose report dated February 26, 2020, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended December 31
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$13.54	$15.45	$12.21	$11.52	$12.87
Income from investment operations:
Net investment income (loss)*	0.01	0.06	(0.01)	0.22	0.07
Net realized and unrealized gain (loss) on investment securities	3.24	(1.73)	3.32	0.82	(0.86)
Total from investment operations	$3.25	$(1.67)	$3.31	$1.04	$(0.79)
Less distributions:
Dividends from net investment income	(0.71)	(0.14)	(0.07)	(0.35)	(0.56)
Distributions from net realized capital gains	—	(0.10)	—	—	—
Total distributions	$(0.71)	$(0.24)	$(0.07)	$(0.35)	$(0.56)
Redemption fees	—	—	— **	— **	— **
Net asset value at end of year	$16.08	$13.54	$15.45	$12.21	$11.52
Total investment return***	24.05%	(10.81)%	27.12%	9.05%	(6.34)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$271,894	$219,347	$254,886	$262,274	$287,116
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.34%	1.35%	1.31%	1.28%	1.25%
After reimbursement from Adviser	1.29%	1.29%	1.29%	1.28%	1.25%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.03%	0.33%	(0.11)%	1.86%	0.50%
After reimbursement from Adviser	0.09%	0.39%	(0.09)%	1.86%	0.50%
Portfolio turnover rate	88%	120%	146%	93%	39%

* Per share amount is based on average shares outstanding.

** Rounds to less than $0.01 per share.

*** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

34

For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175 or
235 West Galena Street
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to the Fund's Web Site at: https://www.fpa.com/funds

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street,
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LP
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

Shareholder reports and other information about the Fund (including the SAI) are available without charge, upon request, by calling UMB Distribution Services, LLC and on the EDGAR database on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information, to request a free copy of any of the documents above, or to discuss any questions about the Fund, you may contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://www.fpa.com/funds.

Investment Company Act No. 811-08544

STATEMENT OF ADDITIONAL INFORMATION

FPA FUNDS TRUST

11601 Wilshire Boulevard, Suite 1200

Los Angeles, California 90025

FPA CRESCENT FUND (FPACX)

April 30, 2020

FPA Funds Trust (“Trust”) is an open-end registered investment company issuing shares in three separate series, each of which is publicly offered and one of which is described herein:  FPA Crescent Fund (“Fund”).

This Statement of Additional Information (“SAI”) supplements the current Prospectus of the Fund dated April 30, 2020, as it may be amended from time to time.  This SAI should be read in conjunction with the Fund’s Prospectus.  Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus.  The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); or at the web site  https://fpa.com/funds.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

FUND HISTORY	4
DESCRIPTION OF PERMITTED INVESTMENTS	4
Equity Securities	4
Initial Public Offerings	6
Securities of Non-U.S. Issuers	6
Debt Securities	12
Factors affecting the Value of Debt Securities	12
Derivatives	23
Investment Companies	32
Repurchase Agreements	32
Liquidity Risk Management	33
Rule 144A and Other Restricted Securities	33
Securities Lending	34
Short Sales	34
When-Issued, Delayed-Delivery and Forward Transactions	35
Government Intervention in Financial Markets	36
Increasing Government Debt	36
Inflation and Deflation	37
Regulatory Risk	37
Fund Operational Risk	38
Political, Social and Economic Uncertainty Risk	38
Cyber Security Risk	39
Temporary Defensive Position	39
INVESTMENT POLICIES OF THE FUND	40
Fundamental Investment Policies	40
Non-Fundamental Policies	41
PORTFOLIO TURNOVER	42
PORTFOLIO HOLDINGS DISCLOSURE	43
MANAGEMENT OF THE FUND	44
Board of Trustees	44
Leadership Structure and Responsibilities of the Board and its Committees	46
Committees of the Board	47
Fund Shares Owned by Trustees as of December 31, 2019	49
Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019	49
Officers of the Fund	50
Code of Ethics	51
Proxy Voting Policies and Procedures	51
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	52
INVESTMENT ADVISORY AND OTHER SERVICES	52
Investment Adviser	52
Principal Underwriter	54
Administrator	54
Transfer Agent	54
Custodians	54
Independent Registered Public Accounting Firm	55
Legal Counsel	55
PORTFOLIO MANAGERS	55
Other Accounts Managed by Portfolio Managers	55

2

Conflicts of Interest	55
Compensation	58
Portfolio Manager(s) Fund Ownership	59
PORTFOLIO TRANSACTIONS AND BROKERAGE	59
CAPITAL STOCK	61
Capital Stock	61
Voting Rights	61
PURCHASE, REDEMPTION AND PRICING OF SHARES	61
Net Asset Value	61
In-Kind Purchases	63
Authorized Financial Intermediaries	63
FPA Exchange Privilege	63
Redemption of Shares	64
Telephone Redemption	64
Redemptions-In-Kind	65
Redemption Fee	65
Excessive Trading and Market Timing	67
TAX SHELTERED RETIREMENT PLANS	67
FEDERAL TAX ASPECTS	67
General	67
Special Tax Treatment	68
Zero-Coupon Securities	68
Certain Fixed Income Securities	69
Non-U.S. Investments	69
Non-U.S. Currencies	70
Taxation of the Fund’s Shareholders	70
Foreign Account Tax Compliance Act (“FATCA”)	72
FINANCIAL STATEMENTS	73

3

FUND HISTORY

FPA Funds Trust was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994.  On October 31, 1995, the Trust changed its name to UAM Funds Trust.  On August 30, 2002, the shareholders of UAM Funds Trust approved a new Board of Trustees (the “Board”), and the Trust’s name was changed to FPA Funds Trust.  The Trust is an open-end, management investment company, and the FPA Crescent Fund, which commenced operations in 1993, is a diversified series of the Trust.  The Trust currently has two other series, the FPA International Value Fund and FPA Flexible Fixed Income Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.” First Pacific Advisors, LP (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Equity Securities.  Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments.  Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants).  A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

4

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants.  The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk.  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of

5

management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”).  The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Non-U.S. Issuers.  Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances.  The countries in which these markets are located can be developed or emerging. Investors can invest in non-U.S. securities in a number of ways:

•                                          directly in non-U.S. securities denominated in a non-U.S. currency;

•                                          through investments in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Notes and other similar global instruments; and

•                                          through investments in investment funds.

Depositary Receipts.  The Fund may invest in securities of non-U.S. issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a non-U.S. issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a non-U.S. security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a non-U.S. currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the non-U.S. issuer or may be unsponsored.  Unsponsored depositary receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities.  As a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.  In addition, in a sponsored

6

depositary receipt arrangement the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds.  Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).  If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Exchange and Market Risk. The portfolio managers anticipate that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S. securities. Non-U.S. exchanges and markets (for both equities and debt), while growing in volume and sophistication, are generally not as developed as the exchanges and markets in the United States. Non-U.S. exchanges and markets tend to differ from those in the United States in a number of ways.  As compared to

7

U.S. exchanges and markets, non-U.S. exchanges and markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that may have reduced liquidity and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid as compared to non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may be affected if policy changes are made by governments or quasi-governmental organizations. For example, in June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum (commonly referred to as “Brexit”). In addition, in the days following the referendum vote, credit rating agencies downgraded the United Kingdom’s credit rating.

8

On January 31, 2020, the United Kingdom officially withdrew from the European Union and  a transition period commenced. During this transition period, European Union law will continue to apply to the United Kingdom, and the future European Union - United Kingdom trade relationship will be formally negotiated. The United Kingdom government has indicated that it will not seek any extension to the transition period beyond December 31, 2020. The terms of the United Kingdom’s future relationship with the European Union are separate and not subject to any formal time restriction.

There is considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to its relationships with the European Union and with other countries.  As of the date of this SAI, there is no harmonized approach across the European Union with regards to transition periods or temporary permissions regimes nor to their duration.

It remains unclear what form the future relationship between the United Kingdom and the European Union will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the European Union, which could perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S. currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk.  Many governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic

9

issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk.  Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U.S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s primary custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make

10

it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Risks of Investing in China. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China via brokers in Hong Kong. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. Stock Connect is in its initial stages.  Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Shares are held in an omnibus account and registered in nominee name.

In addition to the risks of investing through Stock Connect, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.  The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China, India, and Saudi Arabia, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transactions costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve

11

risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities.  Synthetic local access instruments involve transaction costs in addition to those applicable to a direct investment in securities.  Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Debt Securities.  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.  Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).  Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions).  To the extent that interest rates remain below historic levels, future increases in interest rates may result in reduced liquidity and greater volatility of debt securities.  As a result, investments in debt securities may face heightened levels of interest rate risk, especially if the Federal Reserve Board raises interest rates from current levels. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. In addition, current or future regulations applicable to financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Prepayment Risk. Prepayment risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause the Fund’s share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

12

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Corporate Bonds.  The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments.  Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Senior Loans.  The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers.  Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral.  Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations.  Such senior loan participations may have reduced liquidity, which may impair the ability of the Fund to sell them in a timely manner.

13

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States.  In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the

14

director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress continues to evaluate proposals

15

to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by FNMA and FHLMC would be impacted.  FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio managers, in their judgment and discretion and based on the considerations deemed by them to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  In addition, negotiating the terms and conditions of any workout may raise conflicts of interest.  For example, with respect to an issuer in which the Fund and another FPA client directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer), decisions over the terms of any workout will raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants).

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all

16

classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Private Mortgage Pass-Through Securities.  The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

17

Inverse Floaters.  The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities.

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable

18

rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

19

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures.  As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

20

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Short-Term Investments.  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations.  The Fund will only invest in a security issued by a commercial bank if the bank:

•                                          Has total assets of at least $1 billion, or the equivalent in other currencies;

•                                          Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                                          Is a non-U.S. branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits.  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

21

Bankers’ Acceptance.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper.  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Yankee Bonds.  Yankee bonds are dollar-denominated bonds issued inside the United States by non-U.S. entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Non-U.S. Securities” in this SAI.

Zero Coupon Bonds.  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

Maturity.  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower

22

rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration.  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Fund’s Prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The Adviser with respect to the Fund has filed a notice of eligibility with National Futures Association to claim an exclusion from the definition of the term “Commodity Pool Operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act (“CEA”). Therefore, the Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Fund and is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund intends to limit its investments in certain derivatives, such as futures, options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”).  These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation.  For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the Securities and Exchange Commission (“SEC”).  Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

23

Futures.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time.  The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract.  Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date).  Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value.  After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value.  If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate.  On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract.  If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options.  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security).  Options have various types of underlying instruments, including specific securities, indices of securities prices, non-U.S. currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options.  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”).  The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from

24

a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                        Allowing it to expire and losing its entire premium;

•                                        Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                        Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options.  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.  If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price.  If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received.  Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value.  However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance from the SEC or its staff.

Options on Securities Indices.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price

25

fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.  The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from non-U.S. currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

•                                        Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

26

•                                        Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                        Do not require an initial margin deposit.

•                                        May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Non-U.S. Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in non-U.S. currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of non-U.S. currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  The Fund may also use forward contracts to purchase or sell a non-U.S. currency when it anticipates purchasing or selling securities denominated in non-U.S. currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another.  Such transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a non-U.S. currency, or from one non-U.S. currency to another non-U.S. currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, the Fund may have to purchase additional non-U.S. currency on the spot market if the market value of a security it is hedging is less than the amount of non-U.S. currency it is obligated to deliver.  Conversely, the Fund may have to sell on the spot market some of the non-U.S. currency it received upon the sale of a security if the market value of such security exceeds the amount of non-U.S. currency it is obligated to deliver.

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular

27

time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.  In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

28

Equity Swaps — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives.  While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices.  The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the

29

relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•                                        current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                        a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                        differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s non-U.S. currency-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Liquidity.  Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In a market with reduced liquidity, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

•                                          not be able to hedge its investments; and

•                                          not be able to realize profits or limit its losses.

Derivatives may have reduced liquidity (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

30

•                                        an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                        unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                        the facilities of the exchange may not be adequate to handle current trading volume;

•                                        equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                        investors may lose interest in a particular derivative or category of derivatives.

Management Risk.  The Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the portfolio managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the portfolio managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin.  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage.  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                        actual and anticipated changes in interest rates;

•                                        fiscal and monetary policies; and

•                                        national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk.  Some derivatives are obligations entered into with a particular counterparty.  If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

Risk of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that

31

legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Investment Companies.  The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff. Underlying investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in Fund shareholders indirectly bearing a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter.  The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest.  Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share.  Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses.

Open-End Mutual Funds.  Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily.  The risks of investment of open-end mutual funds typically reflect securities in which the funds invest.  The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.  Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses.

Under certain circumstances an open-end fund in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition would impose additional costs on the Fund.

Repurchase Agreements. The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the 1940 Act. In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security.  In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Certain repurchase agreements that the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings.  As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court.  Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that

32

delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Liquidity Risk Management. Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program.

Rule 144A and Other Restricted Securities.  The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933 (the “1933 Act”).

Rule 144A was adopted under the 1933 Act to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. The liquidity of such instruments is determined by considering relevant factors pursuant to procedures adopted by the Board. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are generally not treated as illiquid securities for purposes of the Fund’s investment limitations. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

33

Structured Investments.  Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                  Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                  Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Short Sales. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

34

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box.  In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales.  The Fund will not short sell a security if:

•                                        After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward Transactions.  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At

35

the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Board has adopted procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government

36

will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk.  Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends.  The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Actions by governmental entities may also impact certain instruments in which the Fund invests. For example, certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s

37

investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Political, Social and Economic Uncertainty Risk.  Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any

38

future outbreaks could have a further adverse impact on the global economy in general. As of the date of this SAI, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future.  There is also a risk that cybersecurity breaches may not be detected.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the portfolio managers that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

39

INVESTMENT POLICIES OF THE FUND

Fundamental Investment Policies.  The following investment policies are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset.  Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.  The Fund will not:

•                                        Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.  This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

•                                        Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time.

•                                        Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•                                        Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

•                                        Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•                                        Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

•                                        Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•                                        Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Certain of these restrictions are expanded upon in the non-fundamental policies described below.  For purposes of the restriction under the second bullet above, the Fund may borrow money to the extent permitted by the non-fundamental policy under the first bullet below. Any borrowing by the Fund that

40

exceeds that threshold must be reduced within 48 hours (excluding weekends and holidays) to meet such limitations.  For purposes of the restriction under the third bullet above, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).  Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed- delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.  For purposes of the restriction under the fifth bullet above, the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.  Percentage limitations are calculated and applied at the time of investment, except with respect to the third bullet point above. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s total assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

Non-Fundamental Policies. The following policies are non-fundamental, which means the Fund may change them without shareholder approval.

•                                        The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

•                                        The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

•                                        The Fund may purchase and sell non-U.S. currency, purchase options on non-U.S. currency and foreign currency exchange contracts.

•                                        The Fund may invest in the securities of non-U.S. issuers.

•                                        The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies.  However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

41

•                                        The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; and (2) limiting its holdings of such securities to 15% of net assets.

•                                        The Fund may write covered call options and may buy and sell put and call options.

•                                        The Fund may enter into repurchase agreements.

•                                        The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

•                                        The Fund may sell securities short and engage in short sales “against the box.”

•                                        The Fund may enter into swap transactions.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year depending on the amount of trading activity the portfolio managers deem appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

42

PORTFOLIO HOLDINGS DISCLOSURE

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and Form N-PORT (as of the end of the first and third quarters). Disclosures of the Fund’s complete portfolio holdings as of quarter-end on Form N-CSR and Exhibit F of Form N-PORT will be publicly available within 60 days after the end of the quarter. The Fund’s portfolio holdings information for the third month of each quarter filed on Form N-PORT will be made publicly available within 60 days after the end of such quarter. Shareholders may view the Fund’s Forms N-CSR and N-PORT on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at https://fpa.com/funds and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.  The Board has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and to address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of FPA, on the other.  The Fund’s general policy is to disclose portfolio holdings to third party service providers or other third parties only: (1) if legally required to do so; or (2) when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information.  This duty of confidentiality may exist under law or may be imposed by contract.  Confidentiality agreements must be consistent with the policies adopted by the Board and in form and substance acceptable to FPA’s Legal and Compliance Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and non-U.S. regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Fund’s portfolio trading activities; these counterparties may not be subject to a duty of confidentiality.  In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid potential misuse of the disclosed information.

FPA provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts.  These clients do not owe FPA or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

43

FPA’s portfolio holdings policy requires any violations of the policy that affects the Fund be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of his duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he is required to report the violation to the Fund’s Board.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Trust operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

Board of Trustees.  All Trustees and officers of the Trust are also directors and/or officers of one or more of five other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected.  Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length.  If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees.  Information regarding Trustees and officers of the Trust are set forth in the following tables.  All officers of the Trust, except for the Secretary of the Trust, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell, are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Sandra Brown 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None

44

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None

Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals

45

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

“Interested” Trustees(2)

Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None

J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)         The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)         “Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly.  The Board is currently composed of seven Trustees, five of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.  The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Trustees have retained “independent legal counsel” as defined in the rules under the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the

46

agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management.  The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.  Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk trading, and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board.  The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board.  The Board has an Audit Committee comprised of all of the Independent Trustees.  The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit,

47

including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the fiscal year ended December 31, 2019.

The Board has a Nominating and Governance Committee comprised of all of the Independent Trustees.  The Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees.  The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2019.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board.  Trustee candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

48

Fund Shares Owned by Trustees as of December 31, 2019

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Trustee
Independent Trustees
Sandra Brown	$50,001-$100,000	Over $100,000
Mark L. Lipson	Over $100,000	Over $100,000
Alfred E. Osborne, Jr.	Over $100,000	Over $100,000
A. Robert Pisano	$50,001-$100,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
“Interested” Trustees
Steven Romick	Over $100,000	Over $100,000
J. Richard Atwood	Over $100,000	Over $100,000

As of April 1, 2020, the officers and Trustees of the Fund and their families, as a group, owned beneficially or of record less than 4% of the outstanding shares of the Fund.

Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019.  No compensation is paid by the Fund to any Trustee who is a Trustee, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Trustees.  The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services.  No pension or retirement benefits are accrued as part of Fund expenses.  Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Name	Aggregate Compensation from the Fund(1)	Total Compensation from All FPA Funds(1), (2)
Independent Trustees
Sandra Brown	$65,000	$220,000
Mark L. Lipson	$67,527	$237,692
Alfred E. Osborne, Jr.	$66,000	$228,000
A. Robert Pisano	$65,000	$220,000
Patrick B. Purcell	$68,000	$240,000
Allan M. Rudnick	$25,720	$94,214

“Interested” Trustees
Steven Romick	$0	$0
J. Richard Atwood	$0	$0

(1)         No pension or retirement benefits are provided to Trustees by the Trust or the FPA Funds.

(2)         Includes compensation from FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., the Trust, and Source Capital, Inc.

(3)         Mr. Rudnick retired as Director of the Fund effective May 13, 2019.

49

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).

Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).

J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

50

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)         The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Gilding’s address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but places substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.   FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

•                  Consulting with the Board of Trustees for a course of action;

•                  Voting in accordance with the recommendation of its proxy voting service provider;

•                  Seeking Client consent for the vote recommended by the Portfolio Manager;

•                  Engaging an independent third party to provide a recommendation on how to vote the proxy; or

•                  Abstaining from voting the proxy.

51

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2019.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of April 3, 2020, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104-4151	14.14%	Record

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, Florida 32246	7.71%	Record

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	7.02%	Record

TD Ameritrade PO Box 2226 Omaha, NE 68103	6.42%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. First Pacific Advisors, LP, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since March 1, 1996.  Presently, the Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. Currently, the personnel of First Pacific Advisors, LP

52

consists of 31 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, financial, legal, compliance or clerical activities.

The Trust has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Board, to determine which securities are to be bought or sold by the Fund and in what amounts. The Adviser also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Fund that are necessary or appropriate for it to operate as an open-end investment company.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include the charges and expenses of any independent accountants, custodian and depository, administrator, legal counsel, and transfer agent, including the costs of maintaining the Fund’s shareholder account books and records, dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to federal, state or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to the Fund’s shareholders; expenses of meetings of shareholders and directors; brokers’ commissions, issuer and transfer taxes and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of the Fund under the federal securities laws and under the laws of states which regulates the sale of the Fund’s shares and the costs of complying with the requirements of the Securities and Exchange Commission (the “SEC”) under the 1940 Act, the Securities Act of 1933, the Securities Exchange Act of 1934 and applicable state securities laws.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average daily net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month.

The Adviser has contractually agreed to reimburse expenses in excess of 1.05% of the average net assets of the Fund, excluding short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business, through April 30, 2021.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement as it applies to the Fund had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in

53

the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2020, has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty with respect to the Fund by the Board, or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, the Fund’s Adviser received gross advisory fees $174,215,225, $167,762,047, and $143,295,709 respectively.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s transfer agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund’s shares is continuous.  The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.  The Distribution Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act).  The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.  The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement.  The Distributor receives no compensation from the Fund for its services as distributor for the Fund’s shares.  The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodians.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the primary custodian of the Fund’s assets. Pursuant to a custodian agreement, UMB Bank, N.A., located at 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, also serves as a custodian of certain privately placed securities that may be held by the Fund from time to time.

54

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Ernst & Young LLP is responsible for performing the audit of the Trust’s financial statements and financial highlights in accordance with the standards of the Public Company Accounting Oversight Board (United States). Ernst & Young LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, California 90017.

Legal Counsel. Dechert LLP serves as counsel to the Fund and the Independent Trustees.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, California 94104.

PORTFOLIO MANAGERS

The portfolio managers, Steven Romick, Mark Landecker and Brian Selmo, are also responsible for the day-to-day management of the other accounts.

Other Accounts Managed by Portfolio Managers. Set forth below is the following information with respect to accounts managed by the portfolio managers as of December 31, 2019.  Messrs. Romick, Landecker and Selmo manage the following accounts (including the Fund):

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Steven Romick	Registered Investment Companies:	5	$15,839	0	$0
	Other Pooled Investment Vehicles:	16	$2,122	7	$803
	Other Accounts:	3	$237	0	$0

Mark Landecker	Registered Investment Companies:	5	$15,839	0	$0
	Other Pooled Investment Vehicles:	15	$2,271	6	$951
	Other Accounts:	3	$237	0	$0

Brian Selmo	Registered Investment Companies:	5	$15,839	0	$0
	Other Pooled Investment Vehicles:	15	$1,975	6	$655
	Other Accounts:	3	$237	0	$0

*               Investors in these unregistered funds pay a fee of up to 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also be responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act

55

(such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity.  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.  In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio managers that the overall benefits outweigh any disadvantages that may arise from this practice.  In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment.  Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA.  Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have

56

the effect of limiting a Fund’s investment opportunities.  Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment.  Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment.  When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades.  FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates.  Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s compliance department and Board oversight.

Material Non-Public Information.  FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise.  Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material.  FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information.  Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.  Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  In addition, a portfolio manager may have investments in one or more FPA-managed private funds.  Any performance fee arrangements or private fund investments may create a conflict of interest for a portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund.  FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise. (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for a portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities:  the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s.  FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund.  Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the 1940 Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds.  In addition, these policies and procedures require legal and compliance approval and oversight by the Fund’s Board, and they provide for management of conflicts that might arise from the

57

exercise of ownership rights after purchase.  Such investments also are subject to FPA’s allocation procedures, described above.

The Fund currently has invested in privately placed securities in which certain FPA-managed hedge funds also have invested, on equal terms; the Fund’s portfolio managers have invested in certain of these private funds.  FPA’s legal and compliance department monitors these investments to determine whether they present additional conflicts of interest that must be addressed, and the compliance department periodically reports on this subject to the Board.

Shareholder and Creditor Activism Risk.   The Fund’s portfolio managers may engage in activist strategies or otherwise play a more activist role when, in their view, such engagement may protect or enhance shareholder value.  Although the Fund generally does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the portfolio managers believe have potential for capital appreciation resulting from such changes.  Activism with respect to an equity stake can take any of several forms, up to and including, proxy solicitations or contests, publicity campaigns, shareholder proposals, negotiations with management, and other techniques for effecting change with respect to the issuers in which the Fund invests.  Activism with respect to a debt stake can include, but is not limited to, electing to form or participating in formal or informal creditor committees to negotiate with or participate in the restructuring or workout of issuers of securities held by the Fund.  Such strategies may cause the Fund to incur expenses, which may include, but are not limited to, fees of attorneys and proxy solicitors and printing, publishing or mailing costs.  There is no guarantee that the portfolio managers will be successful in implementing the Fund’s activist strategies.  The portfolio managers’ evaluation of such issuers or such objectives may prove incorrect, or their efforts with respect to issuers in which the Fund invests may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value.  There may also be instances where the portfolio managers obtain material, non-public information with respect to such issuers, and the Fund will become subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law, regulations or internal compliance policies.  Such restrictions may have an adverse effect on the Fund.  Participation on creditor committees may also expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  It is also possible that FPA may become involved in litigation, which entails expense and the possibility of claims for damages against the Fund.

Compensation.  Compensation of the portfolio managers of funds advised by the Adviser consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of a portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

58

Portfolio Manager(s) Fund Ownership.  As of December 31, 2019, the portfolio managers owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Romick	Over $1,000,000
Mark Landecker	Over $1,000,000
Brian Selmo	Over $1,000,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices.  Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis.  Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund.  In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis, among other factors.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker- dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate.  The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion.  The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody.  The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses,

59

and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, totaled $2,132,659, $7,514,731, and $1,856,768 respectively.  During the fiscal year ended December 31, 2019, all of the commissions were paid on transactions having a total value of $4,714,934,430.84, to brokers selected because of research services provided to the Adviser. The Fund’s aggregate brokerage commissions may vary greatly from year to year as well as within a year, depending on the amount of trading activity the portfolio manager deems appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

60

CAPITAL STOCK

Capital Stock. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

Voting Rights. The Agreement and Declaration of Trust requires shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently. When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange (“NYSE”), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.  Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price.

Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from

61

the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Investments in limited partnerships are generally valued using the practical expedient method, which utilizes the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient method to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment. However, the Fund may fair value investments in limited partnerships when it becomes aware of circumstances that could have an impact on the limited partnership’s net asset value. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences.  If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. Such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

62

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories (“United States”). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Board, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Authorized Financial Intermediaries. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege. The procedures for exchanging shares between FPA Funds are described under “How to Exchange Your Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of

63

received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the FPA Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the FPA Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Investing with the Fund-Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and

64

recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

Redemptions-In-Kind. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  Pursuant to procedures adopted by the Board, the Fund reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Redemption Fee.  The Fund is intended as a long-term investment and not as a short-term trading vehicle.  At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change.  The Fund has adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

As set forth in the Prospectus, investors in shares of the Fund are subject to a redemption fee, equal to 2.00% of the net asset value of the shares redeemed or exchanged, on redemptions and exchanges made by the investor within ninety (90) calendar days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”).  A new holding period begins on the day following each acquisition of shares through a purchase or exchange.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange.  Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by FPA.  In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fee is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders.  The purpose of the Redemption Fee is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the Fund.  There is no assurance that the use of Redemption Fees will be successful in this regard.

The Fund’s ability to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy.  The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy to accounts under their control.

Waivers of Redemption Fees. The Fund has elected not to impose the Redemption Fee in the following situations:

65

•                             redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•                             redemptions or exchanges in connection with a systematic rebalancing or automatic withdrawal plan (including an automatic exchange plan);

•                             redemptions requested following the death or disability of a shareholder (or, if a trust, its beneficiary);

•                             certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•                             redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•                             redemptions or exchanges in connection with distributions from a 529 plan;

•                             redemptions or exchanges by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

•                             redemptions or exchanges by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

•                             involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; and

•                             otherwise as FPA and the Board may determine in their sole discretion.

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans):  (1) where the shares being redeemed or exchanged are purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); (2) redemptions made in connection with taking out a loan from the plan; (3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; (4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or in connection with paying plan administrative fees; (5) redemptions made in connection with a participant’s termination of employment; and (6) redemptions or exchanges where the application of a Redemption Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

Except as described in the foregoing paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange.  However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

66

The Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion.

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days.  The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Investing with the Fund” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax- free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain non-U.S. currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed

67

5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Zero-Coupon Securities.  The Fund may acquire (1) zero-coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index. The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be

68

required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Fixed Income Securities.  The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”).  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are “disqualified organizations” (which generally includes certain cooperatives, governmental entities, and tax exempt organizations not subject to unrelated business taxable income) nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

Non-U.S. Investments.  Dividends and interest the Fund receives, and gains it realizes, on non-U.S. securities may be subject to income, withholding, or other taxes non-U.S. countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many non-U.S. countries do not impose taxes on capital gains on investments by non-U.S. investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any non-U.S. corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the

69

Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a non-U.S. corporation’s shares, to ascertain whether the corporation is a PFIC and that a non-U.S. corporation may become a PFIC after the Fund acquires shares therein. The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Non-U.S. Currencies. Gains from the disposition of non-U.S. currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any non-U.S.  currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of non-U.S.  currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a non-U.S.  currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of non-U.S. currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders. Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet.  However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.  A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days

70

before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, non-U.S. corporation or partnership, or non-U.S.  trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a non-U.S. shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption.  In the case of shares held through an intermediary, the intermediary may withhold on a payment even if the Fund reports the payment as eligible for the exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. The Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment

71

company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays and certain capital gain distributions.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other non-U.S. countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S.  regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Non-U.S. investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be

72

subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, non-U.S., state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2019, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at https://fpa.com/funds.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

73

STATEMENT OF ADDITIONAL INFORMATION

FPA FUNDS TRUST

11601 Wilshire Boulevard, Suite 1200

Los Angeles, California 90025

FPA FLEXIBLE FIXED INCOME FUND (FPFIX)

April 30, 2020

FPA Funds Trust (“Trust”) is an open-end registered investment company issuing shares in three separate series, each of which is publicly offered and one of which is described herein:  FPA Flexible Fixed Income Fund (“Fund”).

This Statement of Additional Information (“SAI”) supplements the current Prospectus of the Fund dated April 30, 2020, as it may be amended from time to time.  This SAI should be read in conjunction with the Fund’s Prospectus.  Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus.  The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); or at the web site http://www.fpa.com/funds.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

FUND HISTORY	4
Fund Name and Investment Policies	4
DESCRIPTION OF PERMITTED INVESTMENTS	4
Debt Securities	4
Convertible Securities and High Yield Debt Securities (“Junk Bonds”)	6
U.S. Government Securities	8
Bank Loans	8
Revolving Credit Facilities	9
Unfunded Commitments	9
Inflation-Indexed Bonds	10
Zero Coupon Securities	10
Mortgage-Backed Securities	11
Guaranteed Mortgage Pass-Through Securities	13
Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds)	14
Inverse Floaters	16
Private Mortgage Pass-Through Securities	16
Stripped Mortgage Securities	16
Asset-Backed Securities	18
Securities of Non-U.S. Issuers	19
Currency Transactions	23
Liquidity Risk Management	25
Rule 144A and Other Restricted Securities	25
Delayed Delivery	26
Repurchase Agreements	26
Common Stocks	27
Credit-Linked Notes	27
Structured Investments	27
Government Intervention in Financial Markets	27
Inflation and Deflation	29
Regulatory Risk	29
Fund Operational Risk	29
Debt Security Ratings	30
Securities Lending	30
Political, Social and Economic Uncertainty Risk	30
Cyber Security Risk	31
Temporary Defensive Position	32
Equity Securities	32
Zero Coupon Securities	34
Derivatives	34
Investment Companies	41
Short Sales	42
When-Issued, Delayed-Delivery and Forward Transactions	43
INVESTMENT POLICIES OF THE FUND	43
Fundamental Investment Policies	43
Non-Fundamental Policies	44
PORTFOLIO TURNOVER	44
PORTFOLIO HOLDINGS DISCLOSURE	45
MANAGEMENT OF THE FUND	46

Board of Trustees	46
Leadership Structure and Responsibilities of the Board and its Committees	48
Committees of the Board	49
Fund Shares Owned by Trustees as of December 31, 2019	50
Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019	51
Officers	51
Code of Ethics	52
Proxy Voting Policies and Procedures	53
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	53
INVESTMENT ADVISORY AND OTHER SERVICES	54
Investment Adviser	54
Principal Underwriter	56
Administrator	56
Transfer Agent	56
Custodian	56
Independent Registered Public Accounting Firm	56
Legal Counsel	56
PORTFOLIO MANAGERS	57
Other Accounts Managed by Portfolio Managers	57
Conflicts of Interest	57
Compensation	60
Portfolio Manager(s) Fund Ownership	60
PORTFOLIO TRANSACTIONS AND BROKERAGE	60
CAPITAL STOCK	62
Capital Stock	62
Voting Rights	62
PURCHASE, REDEMPTION AND PRICING OF SHARES	62
Net Asset Value	62
In-Kind Purchases	64
Authorized Financial Intermediaries	64
FPA Exchange Privilege	65
Redemption of Shares	65
Telephone Redemption	65
Redemptions-In-Kind	66
Excessive Trading and Market Timing	66
TAX SHELTERED RETIREMENT PLANS	67
FEDERAL TAX ASPECTS	67
General	67
Special Tax Treatment	68
Zero-Coupon Securities	68
Certain Fixed Income Securities	69
Non-U.S. Investments	69
Non-U.S. Currencies	70
Taxation of the Fund’s Shareholders	70
Foreign Account Tax Compliance Act (“FATCA”)	72
FINANCIAL STATEMENTS	73
APPENDIX A: RATINGS	74

FUND HISTORY

FPA Funds Trust was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994.  On October 31, 1995, the Trust changed its name to UAM Funds Trust.  On August 30, 2002, the shareholders of UAM Funds Trust approved a new Board of Trustees (the “Board”), and the Trust’s name was changed to FPA Funds Trust.  The Trust is an open-end, management investment company, and the FPA Flexible Fixed Income Fund, which commenced operations on December 31, 2018, is a diversified series of the Trust.  The Trust currently has two other series, the FPA Crescent Fund and the FPA International Value Fund.

Fund Name and Investment Policies.  In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in debt instruments.  For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.  The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed by the Board without shareholder approval provided that the policy will not be changed without 60 days’ prior notice to shareholders.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.”  First Pacific Advisors, LP (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Debt Securities.  Under normal circumstances, the Fund’s portfolio managers (“portfolio managers”) invest at least 80% of the value of its assets in a diversified portfolio of debt instruments.  The cash equivalent securities that the Fund may invest in may include publicly traded securities issued by the U.S. government or agencies of the U.S. government, certificates of deposit, commercial paper, repurchase agreements, bankers’ acceptances and other similar short-term bonds with an original maturity not exceeding thirteen months.  Corporations and governments use debt securities to borrow money from investors.  Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity.  Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.  Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).  Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions).  To the extent that interest rates remain below historic levels, future increases in interest rates may result in reduced liquidity and greater volatility of debt securities.  As a result, investments in debt securities may face heightened levels of interest rate risk, especially if the Federal Reserve Board raises interest rates from current levels. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. In addition, current or future regulations applicable to financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Prepayment Risk.  Prepayment risk affects mainly mortgage-backed securities.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause the Fund’s share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected.  These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield.  Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments.  Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines.  For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated or unrated security.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Fund primarily uses ratings compiled by Moody’s, S&P and Fitch, but also may use ratings compiled by DBRS, Kroll and Morningstar or any other nationally recognized statistical rating organization (“NRSO”).  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The portfolio managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it.  A rating agency may change its credit ratings at any time.  The portfolio managers monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Fund may invest in securities of any rating.

Convertible Securities and High Yield Debt Securities (“Junk Bonds”).  The Fund may invest in convertible securities and high yield debt securities (sometimes called “junk bonds”).  A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade that is, not rated within the equivalent of the four highest categories by S&P.  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities.  The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds.  The portfolio managers do not employ a rating valuation for unrated securities.  Decisions to purchase and sell these securities are based on the portfolio managers’ evaluation of their investment potential and not on the ratings assigned by credit agencies.  Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher rated securities.  Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities.  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  In addition, new laws and proposed new laws could negatively impact the market for high-yield bonds.  Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.  There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell.  Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”).  Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the portfolio managers believe that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield.  In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain.  If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless.  The portfolio managers will balance the benefits of Deep Discount Securities with their risks.  While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

Risk Factors of High Yield Securities

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.  Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market.  To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation.  New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds.  For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation.  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in- kind securities.  The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The Fund is required to distribute such income to its shareholders to satisfy its distribution requirement as a regulated investment company under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level.  Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings.  Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds.  Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the portfolio managers monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments.  The Fund may retain a portfolio security whose rating has been changed.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Bank Loans.  The Fund may invest in bank loans, which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments.  Loans are not securities and are not subject to many of the rules governing the securities markets, including disclosure requirements.  Traditionally, borrowers under bank loans make non-public information available to their lenders.  However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower.  If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans.  Adverse market conditions may impair the liquidity of some actively traded loans.  To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Revolving Credit Facilities. The Fund may invest in revolving credit facilities (“revolvers”), which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of revolvers or unfunded commitments prior to contractual settlement, such investments could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Unfunded Commitments. The Fund may invest in unfunded commitments, which involve risks that are additional to and different from those relating to bonds and other types of debt securities. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described above under “Revolving Credit Facilities.”

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Zero Coupon Securities.  The Fund may invest in zero coupon U.S. government securities, which do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  See also “Federal Tax Aspects” in the Prospectus.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or

FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress continues to evaluate proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by FNMA and FHLMC would be impacted.  FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio managers, in their judgment and discretion and based on the considerations deemed by them to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. In addition, negotiating the terms and conditions of any workout may raise conflicts of interest.  For example, with respect to an issuer in which the Fund and another FPA client directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer), decisions over the terms of any workout will raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants).

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities.  As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans.  The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities.  As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

The Fund may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates.  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests.  The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes.  Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs and REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include (i) accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (ii) planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any, are added to the amount payable on the next payment date.  The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets.  These tranches tend to have market prices and yields that are much more volatile than the PAC classes that provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages, with any excess being paid to the TAC support class certificates.  TAC certificates thus have “call protection” but are not protected against slower than expected prepayments, which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds.  These are securities whose principal payment priorities change, depending upon one or more trigger events.  A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times.  These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds.  These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable.  Such investments may be utilized as an alternative to purchasing longer-term bonds.

Inverse Floaters.  The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Private Mortgage Pass-Through Securities.  The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations.  For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.  Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so.  Stripped mortgage securities will be considered illiquid securities unless (i) issued by the United States government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

Risks of Mortgage-Backed Securities

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used it purchase additional securities.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward, and result in lower yields.  Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  Other asset-backed securities, particularly securities backed by auto loans, are subject to subprime lending and loan-to-value risk.  One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired.  The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.  Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Securities of Non-U.S. Issuers.  The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers.  For purposes of this SAI, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances.  The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds.  Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).  If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Exchange and Market Risk. The portfolio managers anticipate that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S. securities. Non-U.S. exchanges and markets (for both equities and debt), while growing in volume and sophistication, are generally not as developed as the exchanges and markets in the United States. Non-U.S. exchanges and markets tend to differ from those in the United States in a number of ways.  As compared to U.S. exchanges and markets, non-U.S. exchanges and markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that may have reduced liquidity and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid as compared to non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may be affected if policy changes are made by governments or quasi-governmental organizations. For example, in June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum (commonly referred to as “Brexit”). In addition, in the days following the referendum vote, credit rating agencies downgraded the United Kingdom’s credit rating.

On January 31, 2020, the United Kingdom officially withdrew from the European Union and a transition period commenced. During this transition period, European Union law will continue to apply to the United Kingdom, and the future European Union - United Kingdom trade relationship will be formally negotiated. The United Kingdom government has indicated that it will not seek any extension to the transition period beyond December 31, 2020. The terms of the United Kingdom’s future relationship with the European Union are separate and not subject to any formal time restriction.

There is considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to its relationships with the European Union and with other countries.  As of the date of this SAI, there is no harmonized approach across the European Union with regards to transition periods or temporary permissions regimes nor to their duration.

It remains unclear what form the future relationship between the United Kingdom and the European Union will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the European Union, which could perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S.  currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk.  Many governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk.  Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U. S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Currency Transactions.  The Fund may engage in currency transactions, including currency forward contracts, currency futures contracts, currency swaps and other strategic transactions, in each case for hedging purpose only.  The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its non-U.S. currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.  For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable non-U.S. exchange rate after the trade date but before the settlement date for the security.  In addition, the Fund may enter into a currency transaction in an effort to hedge its non-U.S. currency exposure against anticipated changes in non-U.S. exchange rates.  The Fund may also conduct non-U.S. currency exchange transactions on a spot basis (that is, cash basis)

at the spot rate for purchasing or selling currency prevailing in the non-U.S. currency exchange market. The Fund may purchase and sell non-U.S. currency on a spot basis in connection with the settlement of transactions in securities traded in such non-U.S. currency.

Currency Forwards.  A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the portfolio managers believe that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies.

Currency Futures.  The sale of a non-U.S. currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a non-U.S. currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally.

A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques.  The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency.  The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.  In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging.  Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.  Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.  In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Liquidity Risk Management. Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program.

Rule 144A and Other Restricted Securities.  The Fund can invest up to 15% of its net assets in illiquid investments, calculated at market value at the time of purchase. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public.  The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities are generally not treated as illiquid securities for purposes of the Fund’s investment limitations.  Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.  The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Delayed Delivery.  Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis.  That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment.  At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments.  However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss.  When purchasing a security on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes.  The yield available in the market when the delivery takes place may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Repurchase Agreements.  The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period.  Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”).  In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Certain repurchase agreements that the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings.  As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court.  Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Common Stocks.  Although the portfolio managers do not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities, upon a corporate restructuring or recapitalization.  Such securities are sold when the sale does not adversely affect the Fund’s assets.

Credit-Linked Notes.  Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Structured Investments.  Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Board has adopted procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends.  The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Actions by governmental entities may also impact certain instruments in which the Fund invests. For example, certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Debt Security Ratings.  Moody’s, Fitch and S&P employ the designations set forth in Appendix A to rate debt securities.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff:

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Political, Social and Economic Uncertainty Risk.  Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this SAI, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future.  There is also a risk that cybersecurity breaches may not be detected.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the portfolio managers that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

Equity Securities.  Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments.  Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s Board.

Although the portfolio managers do not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities, upon a corporate restructuring or recapitalization.  Such securities are sold when the sale does not adversely affect the Fund’s assets.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  The Fund may invest in preferred stocks in an amount not exceeding 10% of its total assets, calculated at market value at the time of purchase.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants).  A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk.  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Zero Coupon Securities.  The Fund may invest in zero coupon U.S. government securities, which do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  See also “Federal Tax Aspects” in the Prospectus.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Fund’s Prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  The Adviser with respect to the Fund has filed a notice of eligibility with National Futures Association to claim an exclusion from the definition of the term “Commodity Pool Operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act (“CEA”).  Therefore, the Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Fund and is not subject to registration or regulation as a commodity pool operator under the CEA.  The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”).  These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation.  For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the Securities and Exchange Commission (“SEC”).  Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Futures.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time.  The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract.  Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date).  Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value.  After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value.  If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate.  On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract.  If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options.  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security).  Options have various types of underlying instruments, including specific securities, indices of securities prices, non-U.S. currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options.  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”).  The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                          Allowing it to expire and losing its entire premium;

•                                          Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                          Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options.  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.  If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price.  If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received.  Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance from the SEC or its staff.

Options on Securities Indices.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.  The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from non-U.S. currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

•                                          Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                                          Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                          Do not require an initial margin deposit.

•                                          May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives.  While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices.  The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•                                          current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                          a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                          differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the

Fund’s non-U.S. currency-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Liquidity.  Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In a market with reduced liquidity, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

•                                          not be able to hedge its investments; and

•                                          not be able to realize profits or limit its losses.

Derivatives may have reduced liquidity (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                                          an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                          unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                          the facilities of the exchange may not be adequate to handle current trading volume;

•                                          equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                          investors may lose interest in a particular derivative or category of derivatives.

Margin.  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage.  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                          actual and anticipated changes in interest rates;

•                                          fiscal and monetary policies; and

•                                          national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk.  Some derivatives are obligations entered into with a particular counterparty.  If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

Risk of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Management Risk.  The Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the portfolio managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the portfolio managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Investment Companies.  The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff. Underlying investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in Fund shareholders indirectly bearing a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter.  The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest.  Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share.  Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses.

Open-End Mutual Funds.  Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily.  The risks of investment of open-end mutual funds typically reflect securities in which the funds invest.  The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.  Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses.

Under certain circumstances an open-end fund in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition would impose additional costs on the Fund.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities.

Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

Short Sales. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box.  In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward Transactions.  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

Fundamental Investment Policies.  The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below.  They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.  This policy and the fundamental investment policies below cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than

50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.  These fundamental investment policies provide that the Fund will not:

1.              Borrow money or issue senior securities, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

2.              Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in a particular industry or group of industries, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; and (ii) repurchase agreements collateralized by the instruments described in the preceding clause.

3.              Make loans to other persons, except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

4.              Purchase or sell real estate, except it may purchase securities or instruments secured by real estate or interests therein, or securities or instruments issued by companies which deal, invest or otherwise engage in real estate, or interests therein.

5.              Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this restriction shall not prohibit the Fund from purchasing, selling or entering into financial derivative or commodities contracts, such as futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

6.              Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities, and except as permitted by or to the extent not prohibited by applicable securities laws, rules, regulations or exemptions, as interpreted, modified or applied by regulatory authority having jurisdiction from time to time.

Non-Fundamental Policies. The following policies are non-fundamental, which means that the Board may change them without shareholder approval.

1.              The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2.              The Fund may not hold more than 15% of its net assets in illiquid securities, calculated at market value at the time of purchase.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year depending on the amount of trading activity the portfolio managers deem appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and Form N-PORT (as of the end of the first and third quarters). Disclosures of the Fund’s complete portfolio holdings as of quarter-end on Form N-CSR and Exhibit F of Form N-PORT will be publicly available within 60 days after the end of the quarter. The Fund’s portfolio holdings information for the third month of each quarter filed on Form N-PORT will be made publicly available within 60 days after the end of such quarter. Shareholders may view the Fund’s Forms N-CSR and N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at https://fpa.com/funds and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.  The Board has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and to address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of FPA, on the other.  The Fund’s general policy is to disclose portfolio holdings to third party service providers or other third parties only: (1) if legally required to do so; or (2) when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information.  This duty of confidentiality may exist under law or may be imposed by contract.  Confidentiality agreements must be consistent with the policies adopted by the Board and in form and substance acceptable to FPA’s Legal and Compliance Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and non-U.S. regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Fund’s portfolio trading activities; these counterparties may not be subject to a duty of confidentiality.  In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid potential misuse of the disclosed information.

FPA provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts.  These clients do not owe FPA or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

FPA’s portfolio holdings policy requires any violations of the policy that affects the Fund be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of his or her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she is required to report the violation to the Fund’s Board.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Trust operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

Board of Trustees.  All Trustees and officers of the Trust are also directors and/or officers of one or more of five other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected.  Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length.  If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees.  Information regarding Trustees and officers of the Trust are set forth in the following tables.  All officers of the Trust, except for the Secretary of the Trust, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Sandra Brown 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Mark L. Lipson, 1949	Trustee & Chairperson	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None

Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

“Interested” Trustees(2)

Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None

J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)         The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)         “Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly.  The Board is currently composed of seven Trustees, five of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.  The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Trustees have retained “independent legal counsel” as defined in the rules under the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management.  The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.  Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk trading, and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board.  The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board.  The Board has an Audit Committee comprised of all of the Independent Trustees.  The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the fiscal year ended December 31, 2019.

The Board has a Nominating and Governance Committee comprised of all of the Independent Trustees.  The Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees.  The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2019.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board.  Trustee candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Fund Shares Owned by Trustees as of December 31, 2019

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Trustee

Independent Trustees
Sandra Brown	$10,001-$50,000	Over $100,000
Mark L. Lipson	Over $100,000	Over $100,000
Alfred E. Osborne, Jr.	None	Over $100,000
A. Robert Pisano	None	Over $100,000
Patrick B. Purcell	$50,001-$100,000	Over $100,000

“Interested” Trustees
Steven Romick	Over $100,000	Over $100,000
J. Richard Atwood	Over $100,000	Over $100,000

As of April 1, 2020, the officers and Trustees of the Fund and the Adviser, including their families, as a group, owned beneficially or of record less than 6% of the outstanding shares of the Fund.

Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019.  No compensation is paid by the Fund to any Trustee who is a trustee, officer or employee of the Adviser or its affiliates.  The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees.  Board and Committee chairs receive additional fees for their services.  No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Name	Aggregate Compensation from the Fund(1)	Total Compensation from All FPA Funds(1), (2)
Independent Trustees
Sandra Brown	$8,000	$220,000
Mark L. Lipson	$8,000	$237,692
Alfred E. Osborne, Jr.	$8,000	$228,000
A. Robert Pisano	$8,000	$220,000
Patrick B. Purcell	$8,000	$240,000
Allan M. Rudnick(3)	$4,000	$94,214

“Interested” Trustees
Steven Romick	$0	$0
J. Richard Atwood	$0	$0

(1)         No pension or retirement benefits are provided to Trustees by the Trust or the FPA Funds.

(2)         Includes compensation from FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., the Trust, and Source Capital, Inc.

(3)         Mr. Rudnick retired as Director of the Fund effective May 13, 2019.

Officers. Officers are elected annually by the Board.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the FPA New Income (until February 2015). Vice President and Portfolio Manager of FPA New Income (since 2004).

Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA New Income (since 2015).

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)         The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Gilding’s address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but places substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.   FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

•                  Consulting with the Board of Trustees for a course of action;

•                  Voting in accordance with the recommendation of its proxy voting service provider;

•                  Seeking Client consent for the vote recommended by the Portfolio Manager;

•                  Engaging an independent third party to provide a recommendation on how to vote the proxy; or

•                  Abstaining from voting the proxy.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2019.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of April 3, 2020, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104-4151	32.12%	Record

UBS WM USA 1000 Harbor Boulevard Weehawken, New Jersey 07086	15.87%	Record

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0001	8.45%	Record

TD Ameritrade, Inc. P.O. Box 2226 Omaha, Nebraska 68103	8.35%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. First Pacific Advisors, LP, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since inception.  Presently, the Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts.  As of the date of this SAI, the personnel of First Pacific Advisors, LP consists of 31 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, financial, legal, compliance or clerical activities.

The Trust has entered into an Investment Advisory Agreement dated December 31, 2018 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Board, to determine which securities are to be bought or sold by the Fund and in what amounts. The Adviser also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Fund that are necessary or appropriate for it to operate as an open-end investment company.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include: all costs and expenses incident to the public offering of securities of the Fund, including those relating to the issuance and registration of its securities under the 1933 Act, and any filings required under state securities laws and any fees payable in connection therewith; the charges and expenses of any custodian appointed by the Fund for the safekeeping of the cash, portfolio securities and other property of the Fund; the charges and expenses of independent accountants; the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund; the charges and expenses of any accounting or subaccounting agent appointed by the Fund to provide accounting services; brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state, local or other governmental agencies; the cost and expense of printing and issuing certificates representing securities of the Trust; fees involved in registering and maintaining registrations of the Trust under the 1940 Act; all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing and mailing proxy, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; fees and expenses of Trustees who are not officers or employees of the Adviser; all fees and expenses incident to the Fund’s dividend reinvestment plan; charges and expenses of legal counsel to the independent trustees and to the Trust; charges and expenses of legal counsel related to a transaction for the benefit of the Fund; trade association dues; interest payable on Fund borrowings; any shareholder relations expense; premiums for a fidelity bond and any errors and omissions insurance maintained by the Fund; and any other ordinary or extraordinary expenses (including litigation expenses not incurred in the Fund’s ordinary course of business) incurred by the Fund in the course of its business.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.50% of the Fund’s average daily net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month.

The Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) in excess of 0.39% of the average net assets of the Fund for the year ending December 31, 2020, in excess of 0.49% of the average net assets of the Fund for the year ending December 31, 2021, and in excess of 0.59% of the average net assets of the Fund for the year ending December 31, 2022.  During the term of the current expense limit agreement, beginning January 1, 2020 and ending December 31, 2022, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund’s Total Annual Fund Operating Expenses do not exceed the then-applicable expense cap. Beginning January 1, 2023, any expenses reimbursed to the Fund by FPA during any of the previous 36 months may be recouped by FPA, provided the Fund’s Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense cap. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Advisory Agreement.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith, gross negligence or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement as it applies to the Fund has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).

The Advisory Agreement may be terminated without penalty with respect to the Fund by the Board, or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal year ended December 31, 2019, the Fund’s Adviser received gross advisory fees of $444,028.  During the fiscal year ended December 31, 2019, the Adviser waived advisory fees of

$554,731. No other amounts were waived or reduced under the expense reimbursement provision described above.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s transfer agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund’s shares is continuous.  The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.  The Distribution Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act).  The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.  The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement.  The Distributor receives no compensation from the Fund for its services as distributor for the Fund’s shares.  The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing the audit of the Fund’s financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States). Ernst & Young LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements.  The address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, California 90017.

Legal Counsel. Dechert LLP serves as counsel to the Fund and the Independent Trustees.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, California 94104.

PORTFOLIO MANAGERS

The portfolio managers, Thomas H. Atteberry and Abhijeet Patwardhan, are also responsible for the day-to-day management of other accounts.

Accounts Managed by Portfolio Managers.  Set forth below is the following information with respect to the accounts managed by the portfolio managers as of December 31, 2019. Messrs. Atteberry and Patwardhan manage the following accounts (including the Fund):

Name of Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Thomas Atteberry	Registered Investment Companies:	4	$8,124	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10	$676	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	4	$8,124	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	10	$676	0	$0

Conflicts of Interest.  A portfolio manager may also be responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity.  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.  In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio managers that the overall benefits outweigh any disadvantages that may arise from this practice.  In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment.  Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA.  Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment.  Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment.  When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades.  FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates.  Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the Securities and Exchange Commission (“SEC”) or its staff and will be subject to approval by FPA’s compliance department and Board oversight.

Material Non-Public Information.  FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise.  Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material.  FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information.  Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.  Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  In addition, a portfolio manager may have investments in one or more FPA-managed private funds.  Any performance fee arrangements or private fund investments may create a conflict of interest for a portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund.  FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise.  (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for a portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities:  the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s.  FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund.  Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the 1940 Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds.  In addition, these policies and procedures require legal and compliance approval and oversight by the Fund’s Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase.  Such investments also are subject to FPA’s allocation procedures, described above.

As noted above, the Fund may invest in privately placed securities in which certain FPA-managed private funds have also invested on equal terms. The Fund’s portfolio managers may also have an investment in certain of the FPA-managed private funds and/or the Fund’s portfolio managers may sit on a creditors committee for such privately placed securities.  FPA’s legal and compliance departments monitor these investments to determine whether they present additional conflicts of interest that must be addressed, and the legal or compliance departments periodically report on this subject to the Board.

Shareholder and Creditor Activism Risk.   The Fund’s portfolio managers may engage in activist strategies or otherwise play a more activist role when, in their view, such engagement may protect or enhance shareholder value.  Although the Fund generally does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the portfolio managers believe have potential for capital appreciation resulting from such changes.  Activism with respect to an equity stake can take any of several forms, up to and including, proxy solicitations or contests, publicity campaigns, shareholder proposals, negotiations with management, and other techniques for effecting change with respect to the issuers in which the Fund invests.  Activism with respect to a debt stake can include, but is not limited to, electing to form or participating in formal or informal creditor committees to negotiate with or participate in the restructuring or workout of issuers of securities held by the Fund.  Such strategies may cause the Fund to incur expenses, which may include, but are not limited to, fees of attorneys and proxy solicitors and printing, publishing or mailing costs.  There is no guarantee that the portfolio managers will be successful in implementing the Fund’s activist strategies.  The portfolio managers’ evaluation of such issuers or such objectives may prove incorrect, or their efforts with respect to issuers in which the Fund invests may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value.  There may also be instances where the portfolio managers obtain material, non-public information with respect to such issuers, and the Fund will become subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law, regulations or internal compliance policies.  Such restrictions may have an adverse effect on the Fund.  Participation on creditor committees may also expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  It is also possible that FPA may become involved in litigation, which entails expense and the possibility of claims for damages against the Fund.

Compensation.  Compensation of the portfolio managers of funds advised by the Adviser consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of a portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Portfolio Manager(s) Fund Ownership.  As of December 31, 2019, the portfolio managers owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas Atteberry	Over $1,000,000
Abhijeet Patwardhan	$100,001-$500,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices.  Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis.  Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund.  In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis, among other factors.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker- dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate.  The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion.  The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody.  The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

CAPITAL STOCK

Capital Stock. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

Voting Rights. The Agreement and Declaration of Trust requires shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently. When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange (“NYSE”), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the

Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.  Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price.

Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position.  Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences.  If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. Such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories (“United States”). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Board, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Authorized Financial Intermediaries. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. No other action is required by the shareholder who places an order with a financial intermediary. Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege. The procedures for exchanging shares between FPA Funds are described under “How to Exchange Your Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the FPA Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the FPA Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Investing with the Fund-Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus. The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

Redemptions-In-Kind. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  Pursuant to procedures adopted by the Board, the Fund reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of these exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Investing with the Fund” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax- free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain non-U.S. currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Zero-Coupon Securities.  The Fund may acquire (1) zero-coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index. The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Lower-Rated Securities. Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

Certain Fixed Income Securities.  The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”).  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are “disqualified organizations” (which generally includes certain cooperatives, governmental entities, and tax exempt organizations not subject to unrelated business taxable income) nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

Non-U.S. Investments.  Dividends and interest the Fund receives, and gains it realizes, on non-U.S. securities may be subject to income, withholding, or other taxes non-U.S. countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many non-U.S. countries do not impose taxes on capital gains on investments by non-U.S. investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any non-U.S. corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a non-U.S. corporation’s shares, to ascertain whether the corporation is a PFIC and that a non-U.S. corporation may become a PFIC after the Fund acquires shares therein. The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Non-U.S. Currencies. Gains from the disposition of non-U.S. currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any non-U.S.  currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of non-U.S.  currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a non-U.S.  currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of non-U.S. currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders. Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet.  However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.  A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, non-U.S. corporation or partnership, or non-U.S. trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a non-U.S. shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption.  In the case of shares held through an intermediary, the intermediary may withhold on a payment even if the Fund reports the payment as eligible for the exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. The Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates).

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays and certain capital gain distributions. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other non-U.S. countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S.  regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Non-U.S. investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, non-U.S., state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2019, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at https://fpa.com/funds.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Moody’s

Aaa - Bonds judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements.  Their future cannot be considered to be as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.                                      An application for rating was not received or accepted.

2.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.                                      There is a lack of essential data pertaining to the issue or issuer.

4.                                      The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate.  Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-):  The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:  Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Commercial Paper Ratings.  Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers.  Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.  A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong.  A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

STATEMENT OF ADDITIONAL INFORMATION

FPA FUNDS TRUST

11601 Wilshire Boulevard., Suite 1200

Los Angeles, California 90025

FPA INTERNATIONAL VALUE FUND (FPIVX)

April 30, 2020

FPA Funds Trust (“Trust”) is an open-end registered investment company issuing shares in three separate series, each of which is publicly offered and one of which is described herein:  FPA International Value Fund (“Fund”).

This Statement of Additional Information (“SAI”) supplements the current Prospectus of the Fund dated April 30, 2020, as it may be amended from time to time.  This SAI should be read in conjunction with the Fund’s Prospectus. Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); or at the web site  https://fpa.com/funds.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

FUND HISTORY	4
DESCRIPTION OF PERMITTED INVESTMENTS	4
Equity Securities	4
Initial Public Offerings	6
Securities of Non-U.S. Issuers	6
Debt Securities	11
Factors affecting the Value of Debt Securities	11
U.S. Government Securities	12
Derivatives	22
Investment Companies	31
Repurchase Agreements	31
Liquidity Risk Management	32
Rule 144A and Other Restricted Securities	32
Structured Investments	32
Securities Lending	33
Short Sales	33
When-Issued, Delayed-Delivery and Forward Transactions	34
Government Intervention in Financial Markets	34
Increasing Government Debt	35
Inflation and Deflation	35
Regulatory Risk	36
Fund Operational Risk	36
Political, Social and Economic Uncertainty Risk	36
Cyber Security Risk	38
Temporary Defensive Position	38
INVESTMENT POLICIES OF THE FUND	38
Fundamental Investment Policies	38
Non-Fundamental Policies	39
PORTFOLIO TURNOVER	40
PORTFOLIO HOLDINGS DISCLOSURE	40
MANAGEMENT OF THE FUND	42
Board of Trustees	42
Leadership Structure and Responsibilities of the Board and its Committees	44
Committees of the Board	45
Fund Shares Owned by Trustees as of December 31, 2019	46
Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019	47
Officers of the Fund	47
Code of Ethics	48
Proxy Voting Policies and Procedures	49
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	49
INVESTMENT ADVISORY AND OTHER SERVICES	50
Investment Adviser	50
Principal Underwriter	51
Administrator	52
Transfer Agent	52
Custodian	52
Independent Registered Public Accounting Firm	52
Legal Counsel	52
PORTFOLIO MANAGER	52

2

Other Accounts Managed by Portfolio Manager	52
Conflicts of Interest	53
Compensation	55
Portfolio Manager(s) Fund Ownership	55
PORTFOLIO TRANSACTIONS AND BROKERAGE	56
CAPITAL STOCK	58
Capital Stock	58
Voting Rights	58
PURCHASE, REDEMPTION AND PRICING OF SHARES	58
Net Asset Value	58
In-Kind Purchases	60
Authorized Financial Intermediaries	60
FPA Exchange Privilege	60
Redemption of Shares	61
Telephone Redemption	61
Redemptions-In-Kind	61
Excessive Trading and Market Timing	62
TAX SHELTERED RETIREMENT PLANS	62
FEDERAL TAX ASPECTS	62
Special Tax Treatment	63
Zero-Coupon Securities	63
Certain Fixed Income Securities	64
Non-U.S. Currencies	65
Taxation of the Fund’s Shareholders	66
Foreign Account Tax Compliance Act (“FATCA”)	67
FINANCIAL STATEMENTS	68

3

FUND HISTORY

FPA Funds Trust was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994.  On October 31, 1995, the Trust changed its name to UAM Funds Trust.  On August 30, 2002, the shareholders of UAM Funds Trust approved a new Board of Trustees (the “Board”), and the Trust’s name was changed to FPA Funds Trust.  The Trust is an open-end, management investment company, and the FPA International Value Fund, which commenced operations in 2011 and is a series of the Trust, is diversified.  The Trust currently has two other series, the FPA Crescent Fund and FPA Flexible Fixed Income Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.”  First Pacific Advisors, LP (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Equity Securities.  Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments.  Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants).  A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

4

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants. The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk.  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets

5

and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are less likely to be liquid, and may be subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”).  The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Non-U.S. Issuers.  Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, but the portfolio manager may make a different designation in certain circumstances.  The countries in which these markets are located can be developed or emerging. Investors can invest in non-U.S. securities in a number of ways:

•                                          directly in non-U.S. securities denominated in a non-U.S. currency;

•                                          through investments in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Notes and other similar global instruments; and

•                                          through investments in investment funds.

Depositary Receipts.  The Fund may invest in securities of non-U.S. issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a non-U.S. issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a non-U.S. security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a non-U.S. currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the non-U.S. issuer or may be unsponsored.  Unsponsored depositary receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities.  As a result, available information regarding the issuer may not be as current as for

6

sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.  In addition, in a sponsored depositary receipt arrangement the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets.  The Fund considers emerging markets to be markets located in countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds.  Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).  If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Exchange and Market Risk. The portfolio manager anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S.

7

securities. Non-U.S. exchanges and markets (for both equities and debt), while growing in volume and sophistication, are generally not as developed as the exchanges and markets in the United States. Non-U.S. exchanges and markets tend to differ from those in the United States in a number of ways.  As compared to U.S. exchanges and markets, non-U.S. exchanges and markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that may have reduced liquidity and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid as compared to non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may be affected if policy changes are made by governments  or quasi-governmental

8

organizations. For example, in June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum (commonly referred to as “Brexit”). In addition, in the days following the referendum vote, credit rating agencies downgraded the United Kingdom’s credit rating.

On January 31, 2020, the United Kingdom officially withdrew from the European Union and a transition period commenced. During this transition period, European Union law will continue to apply to the United Kingdom, and the future European Union - United Kingdom trade relationship will be formally negotiated. The United Kingdom government has indicated that it will not seek any extension to the transition period beyond December 31, 2020. The terms of the United Kingdom’s future relationship with the European Union are separate and not subject to any formal time restriction.

There is considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to its relationships with the European Union and with other countries.  As of the date of this SAI, there is no harmonized approach across the European Union with regards to transition periods or temporary permissions regimes nor to their duration.

It remains unclear what form the future relationship between the United Kingdom and the European Union will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the European Union, which could perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S. currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk.  Many governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio manager to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the

9

conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk.  Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U.S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.

10

Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Debt Securities.  While the portfolio manager expects to invest the Fund’s assets primarily in equity securities, as a secondary matter the Fund may invest in a wide range of investments, including debt securities.  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity.  Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).  Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions).  To the extent that interest rates remain below historic levels, future increases in interest rates may result in reduced liquidity and greater volatility of debt securities.  As a result, investments in debt securities may face heightened levels of interest rate risk, especially if the Federal Reserve Board raises interest rates from current levels.  To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. In addition, current or future regulations applicable to financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Prepayment Risk. Prepayment risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause the Fund’s share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the

11

Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have  the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. government would provide financial support to U.S. government- sponsored instrumentalities if it is not obligated to do so by law.

Corporate Bonds.  The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments.  Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Senior Loans.  The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers.  Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral.  Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations.  Such senior loan

12

participations may have reduced liquidity, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States.  In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

13

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or

14

FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress continues to evaluate proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by FNMA and FHLMC would be impacted.  FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio manager, in its judgment and discretion and based on the considerations deemed by him to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring.  Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. In addition, negotiating the terms and conditions of any workout may raise conflicts of interest.  For example, with respect to an issuer in which the Fund and another FPA client directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer), decisions over the terms of any workout will raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants).

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

15

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Private Mortgage Pass-Through Securities.  The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to

16

maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

Inverse Floaters.  The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities.

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment

17

affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio manager believes that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio manager’s ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of

18

100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures.  As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a

19

smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Short-Term Investments.  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations.  The Fund will only invest in a security issued by a commercial bank if the bank:

•                                          Has total assets of at least $1 billion, or the equivalent in other currencies;

•                                          Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                                          Is a non-U.S. branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits.  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

20

Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper.  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Yankee Bonds.  Yankee bonds are dollar-denominated bonds issued inside the United States by non-U.S. entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Non-U.S. Securities” in this SAI.

Zero Coupon Bonds.  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

21

Terms to Understand

Maturity.  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration.  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in the Fund’s Prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. The Adviser with respect to the Fund has filed a notice of eligibility with National Futures Association to claim an exclusion from the definition of the term “Commodity Pool Operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act (“CEA”). Therefore, the Adviser is not deemed to be a CPO with respect to its service as investment adviser to the Fund and is not subject to registration or regulation as a commodity pool operator under the CEA. The Fund intends to limit its investments in certain derivatives, such as futures, commodity options and swaps, if any, to de minimis thresholds necessary to meet the exclusion from commodity pool registration under the Commodity Exchange Act afforded by Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”).  These limits may prevent the Fund from seeking attractive investment opportunities if the Fund is otherwise investing in instruments subject to CFTC regulation.  For certain types of derivatives, the Fund will cover its obligations under such instruments in accordance with applicable guidance from the Securities and Exchange Commission (“SEC”).  Changes in regulation relating to a mutual fund’s use

22

of derivatives and related instruments could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Futures.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time.  The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract.  Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the CFTC.  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date).  Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value.  After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value.  If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate.  On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract.  If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options.  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security).  Options have various types of underlying instruments, including specific securities, indices of securities prices, non-U.S. currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”).  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

23

Purchasing Put and Call Options.  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the “option premium”).  The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                          Allowing it to expire and losing its entire premium;

•                                          Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                          Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options.  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value.  If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price.  If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received.  Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value.  However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write options that are covered in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance from the SEC or its staff.

24

Options on Securities Indices.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.  The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions.  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from non-U.S. currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

25

•                                          Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                                          Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                          Do not require an initial margin deposit.

•                                          May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Non-U.S. Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in non-U.S. currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of non-U.S. currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  The Fund may also use forward contracts to purchase or sell a non-U.S. currency when it anticipates purchasing or selling securities denominated in non-U.S. currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another.  Such transactions may call for the delivery of one non-U.S. currency in exchange for another non-U.S. currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a non-U.S. currency, or from one non-U.S. currency to another non-U.S. currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, the Fund may have to purchase additional non-U.S. currency on the spot market if the market value of a security it is hedging is less than the amount of non-U.S. currency it is obligated to deliver.  Conversely, the Fund may have to sell on the spot market some of the non-U.S. currency it received upon the sale of a security if the market value of such security exceeds the amount of non-U.S. currency it is obligated to deliver.

26

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.  In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.  In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If the Fund enters into a swap agreement on

27

a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives.  Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  The Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives.  While transactions in derivatives may reduce certain risks, they entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

28

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices.  The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The portfolio manager will try to minimize this risk by investing only in those contracts whose behavior the portfolio manager expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•                                          current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                          a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                          differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s non-U.S. currency-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Liquidity.  Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position.

In a market with reduced liquidity, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

29

•                                          not be able to hedge its investments; and

•                                          not be able to realize profits or limit its losses.

Derivatives may have reduced liquidity (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                                          an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                          unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                          the facilities of the exchange may not be adequate to handle current trading volume;

•                                          equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                          investors may lose interest in a particular derivative or category of derivatives.

Management Risk.  The Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the portfolio manager’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the portfolio manager’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin.  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage.  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                          actual and anticipated changes in interest rates;

•                                          fiscal and monetary policies; and

•                                          national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Counterparty Risk.  Some derivatives are obligations entered into with a particular counterparty.  If the counterparty defaults or refuses to honor its obligations, the Fund may lose amounts due it from the obligations, or may be delayed in receiving such amounts.

30

Risk of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

Investment Companies.  The Fund may buy and sell shares of other investment companies, including exchange traded funds, as permitted by the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff. Underlying investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in Fund shareholders indirectly bearing a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the portfolio manager determines it is appropriate to dispose of them. Such disposition would impose additional costs on the Fund.

Repurchase Agreements. The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the 1940 Act. In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security.  In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Certain repurchase agreements that the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings.  As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court.  Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

31

Liquidity Risk Management. Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program.

Rule 144A and Other Restricted Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933 (the “1933 Act”).

Rule 144A was adopted under the 1933 Act to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities are generally not treated as illiquid securities for purposes of the Fund’s investment limitations.  Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Structured Investments.  Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a

32

guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                  Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                  Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Short Sales.  Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. This risk is theoretically unlimited. The Fund would profit if the price of the security declines between those dates.

33

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales.  Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.  In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

When-Issued, Delayed-Delivery and Forward Transactions.  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by

34

the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Board has adopted procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance, and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk.  Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable,

35

may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends.  The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Actions by governmental entities may also impact certain instruments in which the Fund invests. For example, certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Political, Social and Economic Uncertainty Risk.  Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that

36

occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this SAI, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

37

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future.  There is also a risk that cybersecurity breaches may not be detected.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the portfolio manager that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT POLICIES OF THE FUND

Fundamental Investment Policies.  The following investment policies are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset.  Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.  The Fund will not:

(1)                                 Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time.

(2)                                 Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3)                                 Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

38

(4)                                 Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

(5)                                 Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

(6)                                 Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

(7)                                 Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Certain of these restrictions are expanded upon in the non-fundamental policies described below.  For purposes of restriction (1), the Fund may borrow money to the extent permitted by non-fundamental policy (1). Any borrowing by the Fund that exceeds that threshold must be reduced within 48 hours (excluding weekends and holidays) to meet such limitations.  For purposes of restriction (2), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).  Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.  For purposes of restriction 4, the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number (2) above. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25% of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

Non-Fundamental Policies.  The following policies are non-fundamental, which means the Fund may change them without shareholder approval.

(1)                                 The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

39

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

(2)                                 The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

(3)                                 The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

(4)                                 The Fund may invest in the securities of non-U.S. issuers.

(5)                                 The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open- end management investment company with substantially the same investment objectives, policies and limitations.

(6)                                 The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; and (2) limiting its holdings of such securities to 15% of net assets.

(7)                                 The Fund may write covered call options and may buy and sell put and call options.

(8)                                 The Fund may enter into repurchase agreements.

(9)                                 The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

(10)                          The Fund may sell securities short and engage in short sales “against the box.”

(11)                          The Fund may enter into swap transactions.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.”  This rate may vary greatly from year to year as well as within a year depending on the amount of trading activity the portfolio manager deems appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

40

PORTFOLIO HOLDINGS DISCLOSURE

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and Form N-PORT (as of the end of the first and third quarters). Disclosures of the Fund’s complete portfolio holdings as of quarter-end on Form N-CSR and Exhibit F of Form N-PORT will be publicly available within 60 days after the end of the quarter. The Fund’s portfolio holdings information for the third month of each quarter filed on Form N-PORT will be made publicly available within 60 days after the end of such quarter. Shareholders may view the Fund’s Forms N-CSR and N-PORT on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at https://fpa.com/funds and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.  The Board has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and to address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of FPA, on the other.  The Fund’s general policy is to disclose portfolio holdings to third party service providers or other third parties only: (1) if legally required to do so; or (2) when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information.  This duty of confidentiality may exist under law or may be imposed by contract.  Confidentiality agreements must be consistent with the policies adopted by the Board and in form and substance acceptable to FPA’s Legal and Compliance Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and non-U.S. regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Fund’s portfolio trading activities; these counterparties may not be subject to a duty of confidentiality.  In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid potential misuse of the disclosed information.

FPA provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts.  These clients do not owe FPA or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

FPA’s portfolio holdings policy requires any violations of the policy that affects the Fund be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of his

41

duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he is required to report the violation to the Board.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Trust operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

Board of Trustees.  All Trustees and officers of the Trust are also directors and/or officers of one or more of five other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length.  If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Information regarding Trustees and officers of the Trust are set forth in the following tables.  All officers of the Trust, except for the Secretary of the Trust, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Sandra Brown 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None

42

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None

Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals

43

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Year First Elected as Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

“Interested” Trustees(2)

Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None

J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)         The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)         “Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly.  The Board is currently composed of seven Trustees, five of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.  The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Trustees have retained “independent legal counsel” as defined in the rules under the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

44

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management.  The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.  Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk trading, and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board.  The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board.  The Board has an Audit Committee comprised of all of the Independent Trustees.  The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund

45

with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the fiscal year ended December 31, 2019.

The Board has a Nominating and Governance Committee comprised of all of the Independent Trustees.  The Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees.  The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2019.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board.  Trustee candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Fund Shares Owned by Trustees as of December 31, 2019

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Trustee

Independent Trustees
Sandra Brown	None	Over $100,000
Mark L. Lipson	$50,001-$100,000	Over $100,000
Alfred E. Osborne, Jr.	$50,001-$100,000	Over $100,000
A. Robert Pisano	$50,001-$100,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
“Interested” Trustees
Steven Romick	Over $100,000	Over $100,000
J. Richard Atwood	Over $100,000	Over $100,000

46

As of April 1, 2020, the officers and Trustees of the Fund and their families, as a group, owned beneficially or of record less than 7% of the outstanding shares of the Fund.

Trustee Compensation Paid During the Fiscal Year Ended December 31, 2019.  No compensation is paid by the Fund to any Trustee who is a Trustee, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Name	Aggregate Compensation From the Fund(1)	Total Compensation From All FPA Funds(1),(2)
Independent Trustees
Sandra Brown	$22,000	$220,000
Mark L. Lipson	$24,527	$237,692
Alfred E. Osborne, Jr.	$23,000	$228,000
A. Robert Pisano	$22,000	$220,000
Patrick B. Purcell	$25,000	$240,000
Allan M. Rudnick(3)	$9,890	$94,214
“Interested” Trustees
Steven Romick	$0	$0
J. Richard Atwood	$0	$0

(1)         No pension or retirement benefits are provided to Trustees by the Trust or the FPA Funds.

(2)         Includes compensation from FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., the Trust, and Source Capital, Inc.

(3)         Mr. Rudnick retired as Director of the Fund effective May 13, 2019.

Officers of the Fund.  Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Pierre O. Py, 1976	Portfolio Manager	2011

Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Vice President of FPA (from September 2011 to December 2012). Co-President from 2013 to February 2015 and Vice President from November 2011 to August 2013 of FPA Paramount Fund, Inc.; and President from November 2013 to February 2015 and Vice President from November 2011 to November 2013 of the Fund.

47

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2011

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2011

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)         The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Gilding’s address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but places substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

48

Proxy Voting Policies and Procedures.  The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.   FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

•                  Consulting with the Board of Trustees for a course of action;

•                  Voting in accordance with the recommendation of its proxy voting service provider;

•                  Seeking Client consent for the vote recommended by the Portfolio Manager;

•                  Engaging an independent third party to provide a recommendation on how to vote the proxy; or

•                  Abstaining from voting the proxy.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2019.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of April 3, 2020, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

49

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab and Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104	26.69%	Record

RBC Capital Markets LLC 60 South Sixth Street Minneapolis, Minnesota 55402	19.25%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.30%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  First Pacific Advisors, LP, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since the Fund’s inception on December 1, 2011.  Presently, the Adviser manages assets of approximately $23 billion and serves as the investment adviser for eight investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts.  Currently, the personnel of First Pacific Advisors, LP consists of 31 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, financial, legal, compliance or clerical activities.

The Trust has entered into an Investment Advisory Agreement dated December 1, 2011 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Board, to determine which securities are to be bought or sold by the Fund and in what amounts. The Adviser also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Fund that are necessary or appropriate for it to operate as an open-end investment company.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include the charges and expenses of any independent accountants, custodian, and depository, administrator, legal counsel, and transfer agent, including the costs of maintaining the Fund’s shareholder account books and records, dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to federal, state or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to the Fund’s shareholders; expenses of meetings of shareholders and directors; brokers’ commissions, issuer and transfer taxes and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of the Fund under the federal securities laws and under the laws of states which regulates the sale of the Fund’s shares and the costs of complying with the requirements of the Securities and Exchange Commission (the

50

“SEC”) under the 1940 Act, the Securities Act of 1933, the Securities Exchange Act of 1934 and applicable state securities laws.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average daily net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month.

The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) through April 30, 2021.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement as it applies to the Fund is renewable annually if specifically approved each year (a) by the Trust’s Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.  The continuation of the Advisory Agreement to September 30, 2020, has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty with respect to the Fund by the Trust’s Board, or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, the Fund’s Adviser received gross advisory fees of $2,892,063, $2,448,053, and $2,464,495 respectively.

Principal Underwriter. UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s transfer agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund’s shares is continuous. The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.  The Distribution Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act).  The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.  The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement.  The Distributor receives no compensation from the Fund for its services as

51

distributor for the Fund’s shares.  The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian. Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Ernst & Young LLP is responsible for performing the audit of the Trust’s financial statements and financial highlights in accordance with the standards of the Public Company Accounting Oversight Board (United States). Ernst & Young LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, California 90017.

Legal Counsel.  Dechert LLP serves as counsel to the Fund and the Independent Trustees.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, California 94104.

PORTFOLIO MANAGER

Mr. Pierre O. Py is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by Portfolio Manager.  Set forth below is the following information with respect to accounts managed by the portfolio manager as of December 31, 2019.

Mr. Py manages the following accounts (including the Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	2	$445	0	$0
Other Pooled Investment Vehicles:	3	$478	2	$75
Other Accounts:	1	$62	1	$62

52

Conflicts of Interest.  The portfolio manager may also be responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity.  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.  In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice.  In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment.  Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA.  Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior

53

debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.  Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment.  Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment.  When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades.  FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates.  Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s compliance department and Board oversight.

Material Non-Public Information.  FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise.  Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material.  FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information.  Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.  Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds.  The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  In addition, the portfolio manager may have investments in one or more FPA-managed private funds.  Any performance fee arrangements or private fund investments may create a conflict of interest for a portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund.  FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise.  (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities:  the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s.  FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund.  Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of

54

the 1940 Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds.  In addition, these policies and procedures require legal and compliance approval and oversight by the Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase.  Such investments also are subject to FPA’s allocation procedures, described above.

Compensation.  Compensation of the portfolio managers of funds advised by the Adviser consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The Adviser expects that most of the portfolio manager’s compensation will be fixed given the portfolio manager’s tenure. In the future the Adviser will monitor the portfolio manager using the same criteria it applies for the other funds it manages including, long-term performance over full market cycles (usually five to ten years), team building, succession planning, manager and strategy recognition, client engagement and retention and business development.  The majority of the fixed portion is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

As an equity owner of the Adviser, the value of the portfolio manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

Portfolio Manager(s) Fund Ownership.  As of December 31, 2019, Mr. Py owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

55

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Pierre O. Py	Over $1,000,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis, among other factors. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of

56

advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. To the extent the Fund were to acquire debt securities, it generally would not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. If the Fund were to execute a transaction in the over-the-counter market, it would deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, totaled $925,026, $669,653, and $451,241 respectively. During the fiscal year ended December 31, 2019, all of the brokerage commissions were paid on transactions having a total value of $350,477,965.29 to brokers selected because of research services provided to the Adviser. The Fund’s aggregate brokerage commissions may vary greatly from year to year as well as within a year, depending on the amount of trading activity the portfolio manager deems appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

57

CAPITAL STOCK

Capital Stock.  The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest, without par value.  The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

Voting Rights. The Agreement and Declaration of Trust requires shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently.  When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange (“NYSE”), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.  Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price.

Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from

58

the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences.  If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. Such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

Notice to Non-U.S. Resident Individual Shareholders. The Fund and its shares are only registered in the United States and its territories (“United States”). Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident outside the United States are generally not eligible to invest in the Fund. The Fund reserves the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of the Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is

59

not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Board, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Authorized Financial Intermediaries.  The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders.  These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order.  No other action is required by the shareholder who places an order with a financial intermediary.  Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee.  Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege.  The procedures for exchanging shares between FPA Funds are described under “How to Exchange Your Shares” in the Fund’s Prospectus.  If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine.  The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.  The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the FPA Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent.  “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt.  Shares of the new Fund into which the

60

shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent.  Exchange requests received on a business day after the time shares of the FPA Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares.  Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Investing with the Fund-Net Asset Value.”  The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption.  Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option.  The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent.  New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form.  Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appear on the account.  All signatures require a guarantee as described under “How to Redeem Your Shares” in the Fund’s Prospectus.  The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L.  As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions.  If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

Redemptions-In-Kind.  The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Board, the Fund

61

reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions.  Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  Exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of the exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Investing with the Fund” in the Prospectus.  There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them.  When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value.  All earnings accumulate tax-free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain non-U.S. currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of

62

other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Zero-Coupon Securities.  The Fund may acquire (1) zero-coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index.  The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-

63

cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities.  The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Fixed Income Securities.  The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”).  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are “disqualified organizations” (which generally includes certain cooperatives, governmental entities, and tax exempt organizations not subject to unrelated business taxable income) nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

Non-U.S. Investments.  Dividends and interest the Fund receives, and gains it realizes, on non-U.S. securities may be subject to income, withholding, or other taxes non-U.S. countries and U.S. possessions impose that would reduce the total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many non-U.S. countries do not impose taxes on capital gains on investments by non-U.S. investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays.  Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income.  If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its foreign-source income.

64

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.  A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares.  The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends it receives are effectively connected with the conduct of a U.S. trade or business.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any non-U.S. corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a non-U.S. corporation’s shares, to ascertain whether the corporation is a PFIC and that a non-U.S. corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Non-U.S. Currencies.  Gains from the disposition of non-U.S. currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and

65

entries in its books and records when it acquires any non-U.S. currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of non-U.S. currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a non-U.S. currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of non-U.S. currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders. Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet.  However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.  A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, non-U.S. corporation or partnership, or non-U.S.  trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a non-U.S. shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption.  In the case of shares held through an intermediary, the intermediary may

66

withhold on a payment even if the Fund reports the payment as eligible for the exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. The Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on  income dividends the Fund pays and  certain capital gain distributions.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other non-U.S. countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

67

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S.  regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Non-U.S. investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

* * * * *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund.  It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, non-U.S., state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended December 31, 2019, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at https://fpa.com/funds.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

68

PART C

OTHER INFORMATION

Item 28.                 Exhibits

(a)(1)

Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on July 13, 1998.

(a)(2)	Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(a)(3)

Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(a)(4)

Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2003.

(b)(1)	By-Laws are incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(b)(2)

Amendment to By-Laws dated December 10, 1998 are incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the Commission on February 8, 1999.

(b)(3)

Amendment to By-Laws dated February 6, 2006 are incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2006.

(b)(4)

Amendment to By-Laws dated August 7, 2006 are incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(c)	Not applicable.

(d)(1)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC (now, First Pacific Advisors, LP) for the FPA Crescent Fund dated October 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(d)(2)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC (now, First Pacific Advisors, LP) for FPA International Value Fund dated December 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A filed with the Commission on October 11, 2011.

(d)(3)	Expense Limit Agreement between Registrant and First Pacific Advisors, LP for FPA International Value Fund is filed herewith.

(d)(4)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LP for FPA Flexible Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(d)(5)	Expense Limit Agreement between Registrant and First Pacific Advisors, LP for FPA Flexible Fixed Income Fund is filed herewith.

(d)(6)	Expense Limit Agreement between Registrant and First Pacific Advisors, LP for FPA Crescent Fund is filed herewith.

(e)(1)

Distribution Agreement between Registrant and UMB Distribution Services,LLC dated as of September 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed with the Commission on April 30, 2013.

(e)(2)

Amendment to Distribution Agreement between Registrant and UMB Distribution Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(f)	Not applicable.

(g)(1)

Custodian Agreement between Registrant and State Street Bank and Trust Company dated October 22, 2002 is incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2003.

(g)(2)

Custodian Agreement between Registrant and UMB Bank, N.A. dated February 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2019.

(g)(3)	Amended and Restated Custodian Agreement dated March 23, 2015 between the Company and State Street Bank and Trust Company is filed herewith.

(h)(1)

Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement of Form N-1A filed with the Commission on April 30, 2015.

(h)(2)(a)

Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement of Form N-1A filed with the Commission on April 30, 2015.

(h)(2)(b)

Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(i)(1)

Opinion and Consent of Counsel for the FPA Crescent Fund was filed as Exhibit (i) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A filed on July 29, 2002 and is incorporated herein by reference.

(i)(2)

Opinion and Consent of Counsel for the FPA International Value Fund was filed as Exhibit (i) to Post-Effective Amendment No. 62 of Registrant’s Registration Statement on Form N-1A filed on December 1, 2011 and is incorporated herein by reference.

2

(i)(3)

Opinion and Consent of Counsel for the FPA Flexible Fixed Income Fund was filed as Exhibit (i)(3) to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018 and is incorporated herein by reference.

(i)(4)	Consent of Counsel is filed herewith.

(j)(1)

Consent of Independent Public Registered Accounting Firm was filed as Exhibit (j) to Post-Effective Amendment No. 81 of Registrant’s Registration Statement on Form N-1A filed on April 27, 2018 and is incorporated herein by reference.

(j)(2)	Consent of Independent Public Registered Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics of First Pacific Advisors, LP and Registrant is filed herewith.

(q)	Powers of Attorney were filed as Exhibit (q) to Post-Effective Amendment No. 79 of Registrant’s Registration Statement on Form N-1A filed on April 28, 2017 and is incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is made to Article VI of Registrant’s Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the

3

meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LP (formerly, First Pacific Advisors, LLC), the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Funds Trust (the “Registrant”) on behalf of FPA Crescent Fund, Inc. (“Crescent”), FPA International Value Fund, Inc. (“International”), and FPA Flexible Fixed Income Fund (“Fixed Income”),  FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA U.S. Value Fund, Inc. (“U.S. Value”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to other registered open-end investment companies; and as investment adviser to institutional accounts and other pooled investment vehicles.  During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as set forth below.

Name	Position with Adviser	Other Affiliations (1)
J. Richard Atwood	Partner, Director and President of FPA GP, Inc., the General Partner of the Adviser	President and Director/Trustee of Registrant, Source, Capital, New Income, Paramount, and U.S. Value
Steven T. Romick	Partner, Director and President of FPA GP, Inc., the General Partner of the Adviser	Trustee of the Registrant and Officer of Crescent and Source
Thomas H. Atteberry	Partner	Officer of New Income, FFI, and Source
Brian A. Selmo	Partner	Officer of Crescent, and Source
Mark Landecker	Partner	Officer of Crescent, and Source
Karen E. Richards	Chief Compliance Officer	Chief Compliance Officer of Registrant, Source, Capital, New Income, Paramount, and U.S. Value
Arik A. Ahitov	Partner	None
Nico Y. Mizrahi	Partner	None
Jeffrey M. Hancock	Partner	None
Abhijeet Patwardhan	Partner	Officer of New Income, FFI, and Source
Ryan A. Leggio	Partner	None

(1)                                 The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

4

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)                                 UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for the Registrant, Aspiriant Trust, FPA Capital Fund, Inc., FPA Paramount Fund, Inc., FPA New Income, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, Green Century Funds, The Marsico Investment Fund, Vericimetry Funds, Wildermuth Endowment Fund, Corbin Multi-Strategy Fund, LLC, and Agility Multi-Asset Income Fund.

(b)                                 The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

Name and Principal Business Address(1)	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Maureen Quill	President	None
Christopher Mantoan	Treasurer	None
Constance Shannon	Secretary	None
Karen L. Fay Luedtke(2)	Chief Compliance Officer	None

(1)                                 235 West Galena Street, Milwaukee, Wisconsin, 53212

(2)                                 1670 Broadway, 9th Floor, Denver, CO 80202

(c)                                  Not applicable.

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)                                 First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 (records as investment adviser and prior administrator);

(b)                                 State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

5

(c)                                  UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212 (records as transfer agent and shareholder service agent); and

(d)                                 UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, WI 53212 (records relating to its function as distributor).

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35. UNDERTAKINGS.

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 29th day of April, 2020.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signatures	Title	Date

	/s/ J. Richard Atwood	President and Trustee	April 29, 2020
	J. Richard Atwood	(Principal Executive Officer)

	/s/ E. Lake Setzler III	Treasurer	April 29, 2020
	E. Lake Setzler III	(Principal Financial Officer & Principal Accounting Officer)

	/s/ Steven T. Romick*	Trustee	April 29, 2020
Steven T. Romick

	/s/ Sandra Brown*	Trustee	April 29, 2020
Sandra Brown

	/s/ Mark L. Lipson*	Trustee	April 29, 2020
Mark L. Lipson

	/s/ Alfred E. Osborne, Jr.*	Trustee	April 29, 2020
Alfred E. Osborne, Jr.

	/s/ A. Robert Pisano*	Trustee	April 29, 2020
A. Robert Pisano

	/s/ Patrick B. Purcell*	Trustee	April 29, 2020
Patrick B. Purcell

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact
April 29, 2020

Powers of Attorney were filed as Exhibit (q) to Post-Effective Amendment No. 79 of the Registrant’s Registration Statement on Form N-1A filed on April 28, 2017, and are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Document
(d)(3)	Expense Limit Agreement
(d)(5)	Expense Limit Agreement
(d)(6)	Expense Limit Agreement
(g)(3)	Custodian Agreement
(i)(4)	Opinion and Consent of Counsel
(j)(2)	Consent of Independent Registered Public Accounting Firm
(p)	Code of Ethics